As filed with the Securities and Exchange Commission on November 7, 2013

Securities Act File No. 333-190432
Investment Company Act File No. 811-22875

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. 2	[X]

Post-Effective Amendment No. __	[ ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 2	[X]

THE PENNANT 504 FUND
(Exact Name of Registrant as Specified in Charter)

11270 West Park Place, Suite 1025
Milwaukee, Wisconsin 53224
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 359-1044

Mark A. Elste
The Pennant 504 Fund
11270 West Park Place, Suite 1025
Milwaukee, Wisconsin 53224
(Name and Address of Agent for Service)

Copies of all communications to:

Christopher M. Cahlamer
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box….[X]

It is proposed that this filing will become effective (check appropriate box):

[ ]	when declared effective pursuant to Section 8(c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)
[ ]	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is ____________.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares of Beneficial Interest	50 Million Shares	$ 10.00	$ 500 Million	$68,200

(1)	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.
(2)	Previously paid with respect to initial filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information contained in this preliminary prospectus is not complete and may be changed.  These securities may not be sold nor may offers to buy be accepted until the registration statement filed with the Securities and Exchange Commission is effective.  This preliminary prospectus is not an offer to sell nor does it seek an offer to buy the securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION NOVEMBER [●], 2013

THE PENNANT 504 FUND

The Pennant 504 Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act as a closed-end, non-diversified management investment company.  The Fund’s investment objectives are to provide current income, consistent with the preservation of capital, and to enable Fund investors to claim favorable regulatory consideration of their investment under the Community Reinvestment Act of 1977.  The Fund seeks to achieve its objectives by investing primarily in a portfolio of 504 First Lien Loans secured by owner-occupied commercial real estate which represent the non-guaranteed portion of a U.S. Small Business Administration (“SBA”) Section 504 transaction.  504 First Lien Loans are not guaranteed by the SBA, the U.S. government or by its agencies, instrumentalities or sponsored enterprises.  The Fund has no limitation on the amount of its assets that may be invested in securities or other financial instruments that are illiquid.  There can be no assurance that the Fund will achieve its investment objectives.

This Prospectus applies to the offering of shares of beneficial interest in the Fund.  The shares will be offered at the offering price of $10.00 per share (plus the sales load) during an initial offering period, which will terminate on or about [●], 2013 or such earlier or later date as Pennant Management, Inc., the Fund’s investment adviser (the “Adviser”), may determine in its discretion, and the shares are expected to be offered on a continuous basis monthly thereafter at net asset value (“NAV”) per share plus the sales load.  Each investor is required to make a minimum initial investment of $10,000, unless this requirement is waived by the Adviser.  Pending the termination of the initial offering period and the closing of any monthly offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent.  On the date of termination of the initial offering period or any monthly closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.  Any interest earned on escrowed amounts will be credited to the Fund.  See “The Offering.”

	Price to Public	Maximum Sales Load*	Proceeds to Fund**
Per Share	$10.20	$0.20	$10.00
Total Minimum	$ 30,600,000	$600,000	$30,000,000
Total Maximum	$510,000,000	$10,000,000	$500,000,000

*
Investments may be subject to a sales load (a “Sales Charge”) of up to 2.00%, subject to waiver or adjustment for certain investors or under certain conditions, as further described herein.  The Sales Charge will be in addition to the subscription price for shares and will not form a part of an investor’s investment in the Fund.  **Expenses of issuance and distribution, which will be borne by the Adviser, include $68,200 in registration fees and $[●] in estimated legal and accounting fees.

The Fund operates as an “interval fund,” which means that the Fund, subject to applicable law, will offer to repurchase a portion of its outstanding shares at per share NAV on a regular schedule.  The schedule requires the Fund to make repurchase offers once every twelve months.  For each repurchase offer, the Fund will offer to repurchase 5% of its outstanding shares, unless the Fund’s Board of Trustees has approved a higher amount (but not more than 25% of outstanding shares) for a particular repurchase offer.  It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of the shares they request for repurchase actually repurchased.  The Fund expects to issue the first repurchase offer the later of [●] or a date twelve months following the date upon which the initial offering of shares terminates.  As a result, an investment in the Fund during the initial offering will be illiquid for at least the first twelve months after investment.  For more information on the Fund’s interval structure, policies and related risks, see “Risks—Repurchase Offers Risk” and “Periodic Repurchase Offers” below.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing.  You should read it carefully before you invest, and keep it for future reference.  The Fund has filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated November [●], 2013, as amended from time to time.  The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes.  The SAI’s table of contents appears at the end of this Prospectus.  The Fund’s SAI and annual and semi-annual reports to shareholders, when available, will include additional information about the Fund.  You may get free copies of these materials or make shareholder inquiries by calling the Fund toll-free at 1-855-386-3504.

You may review and copy information about the Fund, including its SAI, at the SEC’s Public Reference Room in Washington, D.C.  You may call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room.  You may also access reports and other information about the Fund on the EDGAR Database on the SEC’s website at http://www.sec.gov.  You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.  You may need to refer to the Fund’s file number.

The Fund’s securities have no history of public trading and the Fund does not currently intend to list its shares for trading on any national securities exchange.  There is no guarantee that a secondary market for Fund shares will develop.  The shares, therefore, may not be readily marketable.  Even if any such market were to develop, closed-end fund shares frequently trade at a discount from NAV, which creates a risk of loss for investors purchasing shares in the initial public offering.  Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment.  An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares.  The Fund is not an appropriate investment for investors who desire the ability to reduce their investments to cash on a timely basis.  Investment in the Fund involves significant risk and is suitable only for persons who can bear the economic risk of the loss of their investment.  Risks include risks related to loans to Alt-A and sub-prime borrowers, loans that are not fully amortized and loans with interest rate resets.  You should carefully consider these and other risks before investing in the Fund.  Please see “Risks” on page 34 of this Prospectus.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.  Any representation to the contrary is a criminal offense.

November [●], 2013

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1
SUMMARY OF FUND FEES AND EXPENSES	18
FINANCIAL HIGHLIGHTS	20
THE FUND	20
USE OF PROCEEDS	20
INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES	20
SBA 504 CERTIFIED DEVELOPMENT COMPANY LOAN PROGRAM	21
COMMUNITY REINVESTMENT ACT	31
OTHER FUND INVESTMENTS AND POLICIES	33
RISKS	34
MANAGEMENT OF THE FUND	44
SERVICE PROVIDERS	46
THE OFFERING AND PLAN OF DISTRIBUTION	47
PERIODIC REPURCHASE OFFERS	49
DETERMINATION OF NET ASSET VALUE	52
DISTRIBUTIONS AND DISTRIBUTION REINVESTMENT PLAN	54
TAX CONSIDERATIONS	55
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	57
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	59
PRIVACY NOTICE	60

i

PROSPECTUS SUMMARY

The following summary does not purport to be complete and is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information (“SAI”).

The Fund
The Pennant 504 Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is a non-diversified, closed-end management investment company that operates as an “interval fund.”  (See “Periodic Repurchase Offers” below.)

The Offering
Shares of beneficial interest in the Fund are being offered during an initial offering period that is expected to terminate on or about [●], 2013 or such earlier or later date as Pennant Management, Inc., the Fund’s investment adviser (the “Adviser”), may determine in its discretion.  During the initial offering period, the shares will be offered at the offering price, which is $10.00 per share plus a sales charge (a “Sales Charge”) of up to 2.00%.  The shares are expected to be offered on a continuous basis monthly thereafter (generally as of the last business day of each month) at net asset value (“NAV”) per share plus a Sales Charge.  For more information regarding the offering and possible waivers of the Sales Charges, see “The Offering and Plan of Distribution” below.

For each investor, the Fund requires a minimum initial investment and minimum subsequent investments of $10,000.  The Adviser may waive these minimum investment requirements for one or more investors in its sole discretion.

The shares are not listed on any securities exchange. There is no guarantee that a secondary market for Fund shares will develop.  Shareholders will not have the right to redeem their shares.  However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares.

Interval Fund; Periodic Repurchase Offers
As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share.  The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every twelve months.  The Fund expects the first repurchase offer to be issued the later of [●] or a date twelve months following the date upon which the initial offering of shares terminates.  As a result, an investment in the Fund made during the initial offering period must be held by the investor for at least twelve months.

For each repurchase offer, the Fund will offer to repurchase 5% of its outstanding shares, unless the Fund’s Board of Trustees (the “Board”) has approved a higher amount (but not more than 25% of outstanding shares) for a particular repurchase offer.  There is no guarantee that the Fund will offer to repurchase more than 5% of its outstanding shares in any repurchase offer, and there is no guarantee that you will be able to sell shares in an amount or at the time that you desire.

The procedures that will apply to the Fund’s repurchase offers are described in “Periodic Repurchase Offers” below.

Proceeds from the repurchase of shares will be paid in cash (in U.S. dollars).

Investment Objectives and Strategies
The Fund’s investment objectives are to provide current income, consistent with the preservation of capital, and to enable Fund investors to claim favorable regulatory consideration of their investment under the Community Reinvestment Act of 1977, as amended (the “CRA”).  The Fund seeks to achieve its objectives by investing primarily in a portfolio of 504 First Lien Loans (“504 First Lien Loans”) secured by owner-occupied commercial real estate which represent the non-guaranteed portion of a U.S. Small Business Administration (“SBA”) Section 504 transaction.  In general, 504 First Lien Loans have the community development qualities that are eligible for favorable consideration under the CRA, whether as co-called community development loans or as qualified investments.  This is particularly true for 504 First Lien Loans exceeding $1 million.

Under normal market conditions, the Fund will invest at least 80% of its total assets in 504 First Lien Loans.  504 First Lien Loans are made by financial institutions and other lenders to small businesses for the purchase or improvement of land and buildings.  504 First Lien Loans are not guaranteed by the SBA, the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

For additional information about the Fund’s investment strategies, see “Investment Objectives, Strategies and Policies” below.

504 First Lien Loans
The SBA developed the 504 Certified Development Company Loan Program (the “SBA 504 Program”) to promote economic development and create jobs.  Under the SBA 504 Program, a bank, credit union, insurance company or other financial institution (“Financial Institution”) or non-bank lending institution (“Non-bank Lender”) partners with a certified development company (“CDC”), a specialized SBA-certified nonprofit corporation, to make a loan to a qualifying small business.  The borrower makes two loan payments, one to the Financial Institution or Non-bank Lender (a “First Lien Lender”) and one to the CDC.  The First Lien Lender’s loan (also referred to herein as a 504 First Lien Loan) is secured with a first lien, typically covering 50% to 60% of the project’s cost.  The CDC’s loan (referred to herein as an SBA Second Lien Loan) is secured with a second lien, covering a maximum of 40% of the project’s cost.  Please see the table below for a sample loan and “SBA 504 Certified Development Company Loan Program – Financing Structure” for more information.

Sample Building Acquisition Uses & Sources
USE OF PROCEEDS
Purchase Real Property	$2,000,000
SOURCE OF FUNDS		% OF PROJECT COSTS
504 First Lien Loan	$1,200,000	60%
SBA Second Lien Loan*	$600,000	30%
Borrower Down Payment	$200,000	10%

*Federal regulations require that, in most cases, the SBA Second Lien Loan must create or maintain one job per $65,000 of federal funding. In this example, ($800,000/$65,000), 12.3 jobs.

The Fund may purchase 504 First Lien Loans through assignments, co-originations, originations or participations as described under “SBA 504 Certified Development Company Loan Program – Investments in 504 First Lien Loans” below.  The Fund may purchase the whole loan or a fractional interest in a loan.  504 First Lien Loans may be fixed rate or variable rate loans.  All 504 First Lien Loans will be current on the payment of interest and principal at the time that they are purchased by the Fund.  Many, but not all, of the 504 First Lien Loans purchased by the Fund will have been originated in the last 12 months.

504 First Lien Loans are not guaranteed by the SBA or any other federal agency.  Rather, 504 First Lien Loans benefit from a low loan-to-value ratio (averaging 55% to 60%).  If the SBA chooses to protect its interest in the SBA Second Lien Loan, it can, but is not legally obligated to, pay off the 504 First Lien Loan or purchase the property at a foreclosure sale.

The SBA considers a number of variables when determining whether or not to proactively protect its SBA Second Lien Loan position.  Key variables include the amount of net equity present in the collateral based on an updated appraisal, liquidation costs, marketing time (also determined by the appraisal), and holding costs.  The more equity in the property, the more likely it is that the SBA would either purchase the SBA First Lien Loan, or purchase the property at the foreclosure sale (thus retiring the SBA First Lien Loan).  By way of example noted in the table above, if the property value at the time of liquidation was determined to be $1,600,000 (a 20% drop), the SBA would expect to realize a gross recovery of 75% of the original loan balance ($400,000/$600,000) less an estimate for liquidation and holding costs.  The SBA’s incentive to protect its position would be higher than if the current market value at liquidation was only $1,200,000.  In the latter scenario, the amount of recoverable equity after liquidation and holding costs would be minimal and one would expect the SBA to not proactively protect its position.

There are potentially two key benefits in having the SBA in the SBA Second Lien Loan position in the event of borrower default.  The first potential benefit is that, as noted above, the SBA elects to proactively protect its position and retires the senior loan in full (either before or at the foreclosure sale).  The second potential benefit is the substantial first loss position funded on any one real estate transaction.  For the senior lender’s principal balance to be negatively affected, the liquidation proceeds would have to be less than the combined original down payment or equity position contributed by the borrower and the SBA Second Lien Loan.  The combination of borrower equity and SBA investment provides a 25% to 45% buffer between the original purchase price and the liquidation proceeds prior to the Fund incurring a loss.  The Fund expects to have an average loan-to-value ratio of 55%.  However, the Fund will consider loan to value ratios on multi-purpose properties of up to 65%, and up to 60% for hospitality and special purpose properties.  The total investment in any one loan (outstanding investment plus liquidation costs) may be higher than proceeds recovered during liquidation which would result in a loss to the Fund.  For additional information about companion SBA Second Lien Loans, see “SBA Second Lien Loans” below.

Community Reinvestment Act
The Fund expects that Fund investors that are subject to examination for CRA compliance may seek favorable regulatory consideration of their Fund investment under the CRA.  At the time of an investment in the Fund, an investor that meets the minimum investment threshold (an investment in the Fund of $1 million or more) may request to have its investment amount invested in particular areas of the United States as its preferred geographic focus or designated target region.  However, there is no guarantee that investments will be made in designated target regions or that shares will be eligible for CRA credit.  Each shareholder’s returns will be based on the investment performance of the Fund’s blended overall portfolio of investments and not just on the performance of the assets, if any, in the designated target region(s) selected by that shareholder.

Other Fund Investments
The Fund may invest up to 20% of its assets in investments other than 504 First Lien Loans.  The Fund may invest in bonds or other fixed income instruments issued by, or whose principal and interest payments are guaranteed by, the U.S. Government or one of its agencies or instrumentalities, including various U.S. Government sponsored enterprises (collectively, “U.S. Government securities”).  The Fund may also invest in money market funds that invest exclusively in U.S. Government securities.  The Fund may invest in repurchase and reverse repurchase agreements collateralized by U.S. Government securities or 504 First Lien Loans.  The Fund may invest in mortgage-backed and asset-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”).

Borrowings	The Fund is authorized to borrow money for temporary liquidity purposes only, consistent with the requirements of the 1940 Act.
Risks
There can be no assurance that the Fund will achieve its investment objectives.  An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.  Investors may lose some or all of their investment in the Fund.  The Fund is not designed to be a complete investment program and may not be a suitable investment for all investors.  A complete discussion of the risks of the Fund begins on page 34 of this Prospectus.  Principal risks of investing in the Fund include:

Investment and Market Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Fund represents an indirect investment in a portfolio of 504 First Lien Loans and other investments, and the value of these loans and other investments may fluctuate.  At any point in time an investment in the Fund’s shares may be worth less than the original amount invested.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the FDIC, the Federal Reserve Board (the “FRB”) or any other government agency.

Except to the extent used to satisfy periodic repurchase offers, the Adviser expects to be able to fully invest net proceeds in accordance with the Fund’s investment objectives and policies within three to six months of receipt of the proceeds.  Such investments may be delayed up to an additional three months if investment opportunities that are eligible for CRA treatment as community development loans or qualified investments are unavailable at the time or for other reasons.  A delay in the anticipated use of proceeds could prevent the Fund from achieving its investment objectives.

Limited Operating History Risk.  The Fund has not yet commenced operations and thus has no operating history.  The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.  The Adviser currently serves as the investment adviser to two registered open-end mutual funds but has not served as an investment adviser to a registered closed-end interval fund before.

Non-Marketability of Shares.  The Fund’s shares are not listed on any securities exchange.  There is no guarantee that a secondary market for Fund shares will develop.  The Fund’s shares, therefore, may not be readily marketable. Even if any such market were to develop, closed-end fund shares frequently trade at a discount from NAV, which creates a risk of loss for investors purchasing shares in the initial offering period.

Repurchase Offers Risk.  An investment in the Fund is subject to the risk that the Fund’s repurchases of shares may hurt investment performance by forcing the Fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so.  Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered shares back to the Fund.

Fixed Income Instruments Risk.  Fixed income instruments are particularly susceptible to the following risks:

Issuer Risk.  The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance and financial leverage.

Interest Rate Risk.  The market price of the Fund’s investments will change in response to changes in interest rates and other factors.  During periods of declining interest rates, the market price of fixed rate fixed income instruments generally rises.  Conversely, during periods of rising interest rates, the market price of such instruments generally declines.  The magnitude of these fluctuations in the market price of fixed income instruments is generally greater for instruments with longer durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV.

Interest Rate Reset Risk.  Market interest rates may dictate that 504 First Lien Loans include shorter duration adjustable rate terms based on Prime, LIBOR, LIBOR Swap, or some other index.  If market rates are higher at the time of future rate resets, the Borrower’s 504 First Lien Loan payment will rise accordingly.  A significant rise in a 504 First Lien Loan’s interest rate and payment, especially if that increase is concentrated over a short period of time, could result in Borrower distress.

Since the SBA Second Lien Loan has a fixed interest rate, only the Borrower’s 504 First Lien Loan payment will be affected, but this increased payment could result in the default of the 504 First Lien Loan and subsequent liquidation action.

Prepayment Risk.  During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments.  This is known as prepayment or ‘‘call’’ risk.

Risk of Loans That Are Not Fully Amortized. Certain First Lien Lenders may offer only balloon payment terms, such as a 25 year amortization due in 10, to their small business commercial real estate borrowers. Such loans permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the loan more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan. A Borrower may have numerous options to plan for this eventuality, including: payoff from cash proceeds; refinance by a third party lender; sale of the property, or extension of the loan by the Fund. However, it is possible that none of these options will be available and the Fund will be faced with a matured loan with an outstanding principal balance. The Fund’s sole option would be liquidation. An action of liquidation would be mitigated by the principal pay down that occurred over the life of the loan and price appreciation, if any, over the term of the loan, but the Fund still could incur substantial losses on the loan.

504 First Lien Loans Risk. The Fund predominantly invests in fixed or variable rate 504 First Lien Loans arranged through private negotiations between a small business borrower (the “Borrower”) and one or more First Lien Lenders. 504 First Lien Loans are secured by collateral and have a claim on the assets of the Borrower that is senior to the second lien held by a CDC and any claims held by unsecured creditors. The 504 First Lien Loans the Fund will invest in are not rated. 504 First Lien Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, valuation risk and interest rate risk.

Although the 504 First Lien Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a 504 First Lien Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a 504 First Lien Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the 504 First Lien Loan.

In general, the secondary trading market for 504 First Lien Loans is not fully-developed. No active trading market may exist for certain 504 First Lien Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain 504 First Lien Loans quickly or at a fair price. To the extent that a secondary market does exist for certain 504 First Lien Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of Financial Institutions or Non-bank Lenders to make 504 First Lien Loans, the availability of 504 First Lien Loans for investment by the Fund may be adversely affected.  In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers.

There may be less readily available information about 504 First Lien Loans and the Borrowers than is the case for investments in many other types of securities.  504 First Lien Loans are issued to Borrowers that are not subject to SEC reporting requirements.  As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources.  Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The Fund may, but will not typically, invest in 504 First Lien Loans through participations with Financial Institutions.  A participation typically results in a contractual relationship only with the Financial Institution selling the participation interest, not with the Borrower.  In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement, and depending on the terms of the participation agreement, the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the Borrower and the Financial Institution selling the participation.

Real Estate Risk.  The Fund will not invest in real estate directly, but, because the Fund will invest in 504 First Lien Loans secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.  The value of real estate collateral is affected by changes in general economic and market conditions; local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses including environment remediation costs and changes in interest rates.

Credit Risk. Credit risk is the risk that one or more debt instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the borrower experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions.

Alt-A and Sub-Prime Borrowers. Some of the guarantors of the loans may have Fair Isaac Credit Organization (“FICO”) scores of Alt-A or sub-prime. Loans to Alt-A or sub-prime borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt-A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. The purchase of loans with exposure to risks associated with Alt-A or sub-prime lending is not a principal investment strategy.

Liquidity Risk. 504 First Lien Loans are not readily marketable. 504 First Lien Loans are not listed on any national securities exchanges or automated quotation systems and no active trading market exists for certain 504 First Lien Loans. To the extent that a secondary market does exist for certain 504 First Lien Loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid 504 First Lien Loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund’s NAV. The Fund has no limitation on the amount of its assets which may be invested in securities or other financial instruments which are not readily marketable or are subject to restrictions on resale.

Valuation Risk. Unlike publicly traded equity securities that trade on national exchanges, there is no central place or exchange for fixed income instruments or 504 First Lien Loans to trade. Fixed income instruments generally trade on an ‘‘over-the-counter’’ market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the Adviser’s judgment plays a greater role in the valuation process and the valuation of fixed income instruments and 504 First Lien Loans. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed income instrument is sold in the market, the amount received by the Fund is less than the value that such fixed income instrument is carried at on the Fund’s books.

Lender Liability Risk.  A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed ‘‘lender liability.’’  Generally, lender liability is founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders.  Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called ‘‘equitable subordination.’’

Income Risk.  The income investors receive from the Fund is based primarily on the interest the Fund earns from its investments, which can vary widely over the short and long term.  If during a loan’s adjustable rate period the prevailing market interest rates drop, investors’ income from the Fund could drop as well.

State Lending Risk.  The Fund may invest in 504 First Lien Loans originating in all 50 states and, potentially, territories of the U.S. if one or more investors are based in a territory.  There is a relatively wide range of economic prosperity between the states.  Loans in certain states or sub-regions may perform better or worse as compared to other states or sub-regions.  Certain states are focused on energy production where other states may be based more on tourism or agriculture.  If a state-focused industry suffers an economic downturn, the fund may sustain higher loan defaults and/or lower recovery values on foreclosed properties.

A further disparity among states is the process and timing of the foreclosure process.  For instance, California, the highest 504 First Lien Loan producing state, is a non-judicial foreclosure state and enjoys reasonable average foreclosure time frames.  Florida, on the other hand, is a judicial foreclosure state with an average foreclosure time frame of more than double that of California.  The longer the foreclosure time period, the higher the liquidation cost.  Please also see “Geographic Concentration Risk.”

Non-Diversification Risk.  The Fund is classified as “non-diversified” under the 1940 Act.  As a result, it can invest a greater portion of its assets in obligations of a single issuer than a ‘‘diversified’’ fund.  The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.  Further, if the Fund is not able to attract a sufficient level of assets, the Fund’s underlying investments may be less diversified than they would be if the Fund had greater assets.

Geographic Concentration Risk.  The Fund’s 504 First Lien Loan investments are expected to be concentrated in California, Florida, Georgia, Illinois, New York, Texas and Wisconsin.  As a result, the Fund may be more susceptible to being adversely affected by any single occurrence in those states.  Mortgaged properties in California, for example, may be particularly susceptible to certain types of hazards, such as earthquakes, floods, mudslides, wildfires and other national disasters, for which there may or may not be insurance.  Mortgaged properties in other states similarly may be adversely affected by natural disasters, for which there may not be insurance.  Please also see “State Lending Risks” above.

Hospitality Industry Concentration Risk.  The Fund expects to have a concentration of hospitality properties of between 30% and 40%.  If the hospitality industry suffers an economic downturn as was seen in the periods from 2002–2003 and 2008–2010, it is possible that the default rate on 504 First Lien Loans held in the Fund’s portfolio could be affected.  It is also possible that the recovery rate could be negatively affected due to a surplus of hospitality properties in the general economy in liquidation throughout the country.  Hospitality properties are special purpose properties with a limited resale market.

Qualification for CRA Credit Risk.  Although the Adviser believes that the Fund’s 504 First Lien Loan investments will have the community development qualities that are eligible for favorable consideration as community development loans and qualified investments under the CRA, there is no guarantee that an investor will receive CRA credit for an investment in the Fund.

CRA Strategy Risk.  The Fund’s goal of holding 504 First Lien Loans so that Fund investors that are subject to regulatory examination for CRA compliance may claim their Fund investment as a community development loan or as a qualified investment under the CRA will cause the Adviser to take this factor into account in determining which loans the Fund will purchase and sell.  Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the 504 First Lien Loans, which may have an adverse effect on the Fund’s investment performance.  For example, CRA qualified loans in geographic areas sought by the Fund may not provide as favorable return as CRA qualified loans in other geographic areas.  The Fund may sell loans for reasons relating to CRA qualification at times when such sales may not be desirable.  Such sales could occur, for example, if an investor redeems its shares of the Fund, or if investments that have been designated to specific investors for CRA qualifying purposes are ultimately determined not to be, or to have ceased to be, CRA qualifying.  The Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified.

Non-Bank Lending Institutions Risk.  The Fund may purchase fractional interests in 504 First Lien Loans (but not participations) from Non-bank Lenders.  The Fund has the ability to enforce collection and liquidation actions against borrowers independent of the Non-bank Lenders, except in those situations addressed by an inter-creditor agreement.  Non-bank Lenders are not held to the same regulatory requirements as Financial Institutions, and may not be as well capitalized or well-known as Financial Institutions.  The chances of fraud or insolvency are higher with Non-bank Lenders.  To reduce the potential for fraud, the Fund will require all Non-bank Lenders to maintain a first loss position in each 504 First Lien Loan sold to the Fund.  In addition, the Fund will only pay an on-going sub-servicing fee to Non-bank Lenders.  Non-bank Lenders will not be eligible to receive a premium from the Fund.  Both of these policies will minimize the incentive for the Non-bank Lenders to knowingly commit fraud or unknowingly make poor loan approval decisions.

U.S. Government Securities Risk.  U.S. Government securities are not guaranteed against price movement and may decrease in value.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities or government sponsored enterprises, including, for example, pass-through certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency or government sponsored enterprise, while other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  While the U.S. Government provides financial support to such U.S. Government agencies and government sponsored enterprises, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.  Other obligations are backed solely by the government sponsored enterprise’s own resources.  As a result, investments in securities issued by U.S. Government sponsored enterprises that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

Repurchase Agreements Risk.  The Fund may enter into repurchase agreements under which the Fund acquires a U.S. Government security from a Financial Institution, broker, dealer or other creditworthy counterparty, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day for U.S. Government securities).  The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation.  In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights.  In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.  In the event of a default or bankruptcy by a selling Financial Institution, the Fund generally will seek to liquidate such collateral.  However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Collateral Specific Repurchase Agreements Risk.  The Fund also may enter into repurchase agreements that are collateralized with 504 First Lien Loans.  In addition to the risks discussed above, repurchase agreements involving obligations other than U.S. Government securities may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.  Collateral with longer maturities such as 504 First Lien Loans may be subject to greater price fluctuations than U.S. Government securities.  If the repurchase agreement counterparty were to default, 504 First Lien Loans would be more difficult to liquidate than U.S. Government securities.  Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty in the amount of the shortfall.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements Risk.  The Fund may also enter into reverse repurchase agreements.  There is a risk that the market value of securities acquired in a reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase.  In addition, there is a risk that the market value of the securities retained by the Fund may decline.  If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected.  Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities.  In addition, due to the interest costs associated with reverse repurchase transactions, the Fund’s NAV may decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

For additional information on these and other risks related to the Fund, see “Risks” below and the SAI.

Investment Adviser	Pennant Management, Inc., an SEC-registered investment adviser, provides investment management services to the Fund and is responsible for the management of the Fund’s portfolio of investments.

Distributor
Sandler O’Neill & Partners, L.P. (the “Distributor”) is the principal underwriter of shares of the Fund.  Shares may be purchased through the Distributor or other broker-dealers who have entered into a dealer agreement with the Distributor.  The Distributor acts as the distributor of shares for the Fund on a best efforts and agency basis (not as principal).  The Distributor is not obligated to sell any specific number of shares of the Fund.  The Distributor will also act as agent for the Fund in connection with repurchases of shares.

Fees and Expenses
The Fund will pay to the Adviser a monthly fee at the annual rate of 2.00%, which will be applied to the Fund’s average net assets for the month.  The Adviser has agreed to waive or reduce its management fees and/or reimburse expenses of the Fund until at least December 31, 2015 to ensure that total annual expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 2.50% of the Fund’s average net assets.

Investments may be subject to a Sales Charge of up to 2.00%, subject to waiver or adjustment (i) for affiliates of the Adviser; (ii) for certain investors with an established business relationship with the Adviser; or (iii) where a prospective investor is purchasing shares through the Distributor and the Distributor has agreed to waive all or a portion of such Sales Charge for such investor. The Sales Charge will be in addition to the subscription price for shares and will not form a part of an investor’s investment in the Fund.  There are no Sales Charges on reinvested distributions.

The Adviser or its affiliates also may pay from their own resources additional compensation to brokers or dealers, including the Distributor, in connection with the servicing of investors.  In particular, the Adviser will pay the Distributor a fee out of its own resources that is based upon the percentage of assets invested in the Fund by certain shareholders who do not pay a Sales Charge, as described above.

For additional information on fees and expenses related to an investment in the Fund, see “Summary of Fund Fees and Expenses” below.

Distributions
The Fund expects to declare and pay dividends of net investment income quarterly and net realized capital gains annually.  Unless shareholders specify otherwise, dividends will be reinvested in shares of the Fund.

Tax Considerations
The Fund’s distributions generally will be taxed to shareholders as ordinary income or long-term capital gains.

The Fund intends to elect and to qualify each year to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended.  In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income.  If the Fund qualifies as a regulated investment company, it will not be subject to federal income or excise tax on income it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

Prospective investors should consult their tax advisors as to the federal, state and local tax consequences to them of the purchase, ownership and disposition of shares.

SUMMARY OF FUND FEES AND EXPENSES

Shareholder Transaction Expenses

(fees paid directly from your investment)

Maximum Sales Load (as a percentage of offering price)(1)	2.00%

Annual Expenses are based on estimated amounts for the Fund’s current fiscal year and assumes an average of $30 million of assets under management.

(as a percentage of net assets attributable to common shares)

Management Fees	2.00%
Other Expenses(2)	2.46%
Total Annual Expenses	4.46%
Fee Waiver and Expense Reimbursement(3)	1.96%
Total Annual Expenses (after fee waiver and expense reimbursement(3)	2.50%

(1)
Investments may be subject to a Sales Charge of up to 2.00%, subject to waiver or adjustment (i) for affiliates of the Adviser; (ii) for certain investors with an established business relationship with the Adviser; or (iii) where a prospective investor is purchasing shares through the Distributor and the Distributor has agreed to waive all or a portion of such Sales Charge for such investor.  The Sales Charge will be in addition to the subscription price for shares and will not form a part of an investor’s investment in the Fund.

(2)
“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year and assumes an average of $30 million of assets under management.  The Fund’s expenses include brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses.

(3)
The Adviser has agreed to waive or reduce its management fees and/or reimburse expenses of the Fund until at least December 31, 2015 to ensure that total annual expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 2.50% of the Fund’s average net assets.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed.  This agreement may be terminated only by, or with the consent of, the Board.

The purpose of the above table is to assist an investor in understanding the fees and expenses that an investor in the Fund will bear directly or indirectly.

Example

This example is based on the expenses set forth in the table and should not be considered a representation of the Fund’s future expenses.  Actual expenses of the Fund may be higher or lower than those shown.

Example	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (without a repurchase at end of the period)	$45	$117	$210	$448
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (with a repurchase at end of the period)	$45	$117	$210	$448

FINANCIAL HIGHLIGHTS

The Fund is new and does not have an operating history.  Information, when available, will be included in the Fund’s first annual or semi-annual report to shareholders.

THE FUND

The Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on July 29, 2013 and has no operating history.  The Fund’s principal office is located at 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224, and its telephone number is 1-855-386-3504.

USE OF PROCEEDS

The Adviser will invest the net proceeds of the offering of shares in accordance with the Fund’s investment objectives and policies.  Except to the extent used to satisfy periodic repurchase offers, the Adviser expects to be able to fully invest net proceeds in accordance with the Fund’s investment objectives and policies within three to six months of receipt of the proceeds.  Such investments may be additionally delayed for a period of three months or longer if 504 First Lien Loans that are eligible for CRA treatment as community development loans or qualified investments are unavailable at the time or for other reasons.  A delay in the anticipated use of proceeds could prevent the Fund from achieving its investment objectives.

Pending investment of the net proceeds in accordance with the Fund’s investment objectives and policies, the Adviser will invest in U.S. Government securities; money market funds that invest at least 80% of their net assets in U.S. Government securities; certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the FDIC; and repurchase and reverse repurchase agreements collateralized by U.S. Government securities or 504 First Lien Loans. Therefore, investors should expect that before the Adviser has fully invested the net proceeds, the Fund’s assets would earn interest income at a modest rate, which could prevent the Fund from achieving its investment objectives.

INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

Investment Objectives

The Fund’s investment objectives are to provide current income, consistent with the preservation of capital, and to enable Fund investors to claim favorable regulatory consideration of their investment under the CRA.

Change in Investment Objective.  The Fund’s investment objectives are not fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.  The Fund may not make any change in its policy of investing in securities suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Investment Strategies

The Fund seeks to achieve its objectives by investing primarily in a portfolio of 504 First Lien Loans secured by owner-occupied commercial real estate which represent the non-guaranteed portion of an SBA 504 transaction.

Under normal market conditions, the Fund will invest at least 80% of its total assets in 504 First Lien Loans.  504 First Lien Loans are made to small businesses for the purchase or improvement of land and buildings.  504 First Lien Loans are not guaranteed by the SBA, U.S. Government or by its agencies, instrumentalities or sponsored enterprises.

Investment Policies

The SAI contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Limitations.”

SBA 504 CERTIFIED DEVELOPMENT COMPANY LOAN PROGRAM

The SBA developed the SBA 504 Program to promote economic development and create and retain jobs.  The program helps First Lien Lenders provide small businesses with long-term financing to acquire and improve major fixed assets, such as owner-occupied commercial real estate and heavy equipment.  The program helps businesses by giving them access to financing backed with as little as ten percent owner equity.

Under the program, a First Lien Lender partners with a CDC, a specialized SBA-certified nonprofit corporation, to provide financing for small businesses to acquire or improve real estate or heavy equipment.  Each of the First Lien Lenders and the CDC make a loan to a qualifying small business.  Typically, the 504 First Lien Loan is secured by a first lien covering 50% to 60% of a project’s cost.  The SBA Second Lien Loan is secured by a second lien for up to 40% of the project’s cost, for a combined loan to project cost of no more than 90%.

The program helps Financial Institutions attract and serve small business borrowers that may not meet conventional underwriting criteria.  Participating with a CDC can help reduce risk for the Financial Institution.  Banks and savings institutions also may receive CRA consideration for 504 First Lien Loans, as discussed below.

Eligible Borrowers and Uses of Loans

The SBA 504 Program helps businesses acquire or improve real estate or heavy equipment.  The program helps businesses with eligible loan requests that might not otherwise qualify for credit without SBA participation.

To be eligible for a 504 Loan, a business must be operated for profit and fall within the size standards set by the SBA.  Under the SBA 504 Program, a business generally qualifies if it has a tangible net worth of not more than $15 million, and an average annual income of $5 million or less for the preceding two years prior to application.

For real estate loans, existing buildings financed by an SBA 504 financing transaction must be at least 51% owner-occupied, and new construction must be at least 60% owner- occupied.  The Fund will not engage in any construction financing, but may offer forward commitments to purchase a 504 First Lien Loan at the completion of construction if financed by a third party lender.  Loans cannot be made under the SBA 504 Program to a business engaged in real estate speculation or rental investments.

All SBA 504 proceeds must be used for fixed assets, such as the acquisition or improvement of real estate and heavy equipment.  While heavy equipment is an eligible use of SBA 504 proceeds, the Fund will not invest in any 504 First Lien Loans where the use of funds is primarily for the purchase of heavy equipment.  However, the Fund may invest in a 504 First Lien Loan where the use of funds is for the combined acquisition or improvement of real estate and heavy equipment.  In such a loan, the maximum loan to value guidelines will be applied against the real estate value only.

Public Benefit Requirements

The SBA created the SBA 504 Program to help stimulate economic development and create jobs.  Since its inception, more than two million jobs have been created or retained nationwide as a direct result of the SBA 504 Program according to a 2010 Certified Development Company Industry Capability Study published by the National Association of Development Companies (the “NADCO”).  In most cases, a business must create or retain one job for every $65,000 guaranteed by the SBA.  Small manufacturers must create or retain one job for every $100,000 guaranteed by the SBA.  Borrowers must include projections for meeting these requirements in their applications for CDC loans.  The projections are not part of the First Lien Lender loan process.  As an alternative to job creation or retention, a small business may qualify if it meets a community development or public policy goal as long as the CDC maintains its portfolio job average requirements.

A 2007 NADCO economic impact study reported that the SBA 504 Program’s loans to 15,000 small businesses supported a net growth of 54,000 jobs and $4.6 billion in added labor income during the two-year study period (2003–2005).  Approximately two-thirds of all SBA 504 Program borrowers report job growth within two years of receiving the loan.  A 2008 NADCO study reported that small businesses with job growth, not counting business start-ups, averaged nearly 12 new jobs per business and about $41,600 in SBA 504 Program loan dollars per new job.

Financing Structure

An SBA 504 Program project is funded by a First Lien Lender, secured with a first lien, typically covering 50% to 60% of the project’s cost; a loan from a CDC, secured with a second lien, covering a maximum of 40% of the cost; and a contribution by the borrower of at least 10% of the project cost.  The 504 First Lien Loan can be fixed or variable rate and is typically amortized over a term of 20 to 30 years.  The 504 First Lien Loan rate, term and fees are negotiable between the borrower and the First Lien Lender.

504 First Lien Loans are not guaranteed by the SBA or any other federal agency.  Rather, 504 First Lien Loans benefit from a low loan-to-value ratio (averaging 55% to 60%).  If the SBA chooses to protect its interest in the SBA Second Lien Loan, it can, but is not legally obligated to, pay off the 504 First Lien Loan before or at a foreclosure sale, or elect to receive the proceeds from a foreclosure sale only if the 504 First Lien Loan has been satisfied in full.

The SBA considers a number of variables when determining whether or not to proactively protect its SBA Second Lien Loan position.  Key variables include the amount of net equity present in the collateral based on an updated appraisal, liquidation costs, marketing time (also determined by the appraisal), and holding costs.  The more equity in the property, the more likely it is that the SBA would either purchase the SBA First Lien Loan, or purchase the property at the foreclosure sale (thus retiring the SBA First Lien Loan).  By way of example noted in the table below, if the property value at the time of liquidation was determined to be $1,600,000 (a 20% drop), the SBA would expect to realize a gross recovery of 75% of the original loan balance ($400,000/$600,000) less an estimate for liquidation and holding costs.  The SBA’s incentive to protect its position would be higher with a current market value of $1,600,000 than if the current market value at liquidation were only $1,200,000.  In the latter scenario, the amount of recoverable equity after liquidation and holding costs would be minimal and one would expect the SBA to not proactively protect its position.

There are potentially two key benefits in having the SBA in the SBA Second Lien Loan position in the event of borrower default.  The first potential benefit is that, as noted above, the SBA elects to proactively protect its position and retires the senior loan in full (either before or at the foreclosure sale).  The second potential benefit is the substantial first loss position funded on any one real estate transaction.  For the senior lender’s principal balance to be negatively affected, the liquidation proceeds would have to be less than the combined original down payment or equity position contributed by the borrower and the SBA Second Lien Loan.  The combination of borrower equity and SBA investment provides a 25% to 45% buffer between the original purchase price and the liquidation proceeds prior to the Fund incurring a loss.  The Fund expects to have an average loan-to-value ratio of 55%.  However, the Fund will consider loan to value ratios on multi-purpose properties of up to 65%, and up to 60% for hospitality and special purpose properties.  The total investment in any one loan (outstanding investment plus liquidation costs) may be higher than proceeds recovered during liquidation which would result in a loss to the Fund.

The SBA Second Lien Loan is a fixed rate loan, and its term is 20 years for real estate.  The rate on the SBA Second Lien Loan is determined when the SBA sells a debenture to fund the loan.  Although there is no maximum project size, the maximum SBA Second Lien Loan generally is $5 million, but never more than $5.5 million.

Table 1: Sample Building Acquisition Uses & Sources

USE OF PROCEEDS
Purchase Real Property	$2,000,000
SOURCE OF FUNDS		% OF PROJECT COSTS
504 First Lien Loan	$1,200,000	60%
SBA Second Lien Loan*	$600,000	30%
Borrower Down Payment	$200,000	10%

The First Lien Lender has the option to retain the loan in its portfolio, participate in the loan with another lender, sell the whole loan to a buyer for premium and/or servicing income, or sell a partial interest in the loan to a buyer for premium and/or servicing income.

Investments in 504 First Lien Loans

The Fund will typically acquire 504 First Lien Loans through assignments.  The Fund may also invest in a 504 First Lien Loan through a participation, origination or co-origination.

Assignments.  The Fund may purchase 504 First Lien Loans on a direct assignment basis.  If the Fund purchases a 504 First Lien Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning First Lien Lender and becomes a lender under the loan agreement with the same rights and obligations of the assigning First Lien Lender.  Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning First Lien Lender.  In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the Borrower.

In some cases, the First Lien Lender will negotiate with the Fund prior to loan closing and ask for the loan to be “table funded.”  In this scenario, the Fund will wire the principal portion of the loan directly to the escrow agent in place of the First Lien Lender’s funds.  The Fund will immediately take an assignment of the loan from the First Lien Lender.

Participations.  The Fund may, but will not typically, invest in a 504 First Lien Loan through a participation with a Financial Institution.  A participation typically results in a contractual relationship only with the Financial Institution selling the participation interest, not with the Borrower.  As a result, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Financial Institution selling the participation and only upon receipt by such Financial Institution of such payments from the Borrower.  In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement (but will generally have voting rights on proposed solutions in a liquidation scenario), nor any rights with respect to any funds acquired by other lenders through set-off against the Borrower.  The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the Borrower and the Financial Institution selling the participation.  Due to the increased risk of a participation versus other types of loan purchases, the Fund will only participate with Financial Institutions.  Participations with Non-bank Lenders will not be considered.

Originations and Co-Originations.  The Fund may act as an original lender or one of a group of lenders originating a 504 First Lien Loan.  In a co-origination, the selling First Lien Lender will prepare loan documents as normal, except for the promissory note.  The promissory note will be bifurcated into an ‘A’ note and a ‘B’ note.  The ‘A’ note or the ‘B’ note would then be assigned to the Fund.  If the two notes are not pari-passu (i.e., not on equal footing), the Fund will take assignment of the senior note.  The Fund will not purchase any subordinated or junior note.  An inter-creditor agreement between the Fund and the selling First Lien Lender will dictate rights and responsibilities.

Improved Liquidity in 504 First Lien Loan Market.  The Adviser hopes that the Fund will help to create some liquidity in the SBA First Lien Loan Market.  The addition of the Fund as a potential buyer of 504 First Lien Loans may enable First Lien Lenders to sell certain 504 First Lien Loans to the Fund and, once sold, originate additional 504 First Lien Loans.  Thus, small business borrowers may have more access to 504 First Lien Loans.  As noted earlier under “Public Benefit Requirements,” an increased volume of 504 First Lien Loans may have a positive impact on economic development and job creation.  In addition, the Fund may benefit from improved liquidity in the 504 First Lien Loan market.  If the market becomes more liquid, the 504 First Lien Loans in the portfolio would be easier to value.

Credit Quality.  Although a Borrower must satisfy the credit underwriting requirements of the First Lien Lender, the SBA and the CDC to obtain a loan, the Adviser performs its own credit and investment analysis of the Borrower and its 504 First Lien Loan.  The Adviser receives a full financial application package, which includes personal and business tax returns, personal financial statements, business financial statements, credit reports and information on underlying real estate, collateral and title.  The Adviser’s analysis will include consideration of the Borrower’s financial strength and managerial experience, debt coverage, changing financial conditions, and responsiveness to changes in business conditions and interest rates.  Post-closing, the Adviser will generally rely on an independent third-party servicing agent to send written requests to a Borrower for updated financial information, which the Borrower is obligated to provide and the Adviser will review and analyze.

Fund credit underwriting guidelines will generally follow SBA underwriting guidelines regarding debt service coverage ratio.  However, the Fund will be more conservative than the SBA with respect to the following underwriting parameters:

•	The Borrower must have at least two years ownership experience in the same industry (i.e., no start-ups).

•
Loan-to-value ratio of the 504 First Lien Loan (65% maximum multi-purpose, 60% maximum special purpose).  For purposes of the Fund’s analysis, the loan-to-value ratio is calculated by dividing the 504 First Lien Loan by the lower of the appraised value, or the purchase price if the property was purchased within the last 24 months.

•	Minimum credit score from a nationally-recognized credit reporting entity (620 minimum on major principal, or average among multiple, key principals).

Because 504 First Lien Loans in which the Fund may invest are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Adviser’s credit analysis of the Borrower.  All 504 First Lien Loans will be current on the payment of interest and principal at the time that they are purchased by the Fund.

The 504 First Lien Loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Restrictive Covenants.  Loan agreements may include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the First Lien Lender to receive timely payments of interest on and repayment of principal of the 504 First Lien Loans.  Restrictive covenants typically will include a prepayment penalty provision and restrictions on change of ownership of the real property and/or the Borrower without the prior consent of the Adviser on behalf of the Fund.  They also may include provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt.  The typical practice of the Adviser in relying exclusively or primarily on reports from the Borrower to monitor the Borrower’s compliance with covenants may involve a risk of fraud by the Borrower.  In the case of a 504 First Lien Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the buyer to vote on certain changes that may be made to the loan agreement, such as waiving a breach of a covenant.  However, the buyer of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.  A Borrower must comply with various covenants in a loan agreement between the Borrower and the First Lien Lender.  The Adviser typically will be responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the Borrower.

Portfolio Maturity.  Although the Fund is not subject to any restrictions with respect to the maturity of 504 First Lien Loans held in its portfolio, 504 First Lien Loans typically have a stated term of between 10 and 30 years, and amortization periods of 20 to 30 years.  Many, but not all, of the 504 First Lien Loans purchased by the Fund will have been originated in the last 12 months.  504 First Lien Loans may be fixed rate or variable rate loans.  The Fund generally will purchase 504 First Lien Loans with adjustable rate features.  The rates of interest may adjust either quarterly or periodically (over periods of one to five years).  For example, if the Fund purchases or table-funds a loan with an initial fixed rate of three years, the loan could either reset for another three years at the conclusion of the initial three year period and every three years thereafter, or the loan could convert to a quarterly adjustable rate after the initial three year term.  As a result of adjustable rate features, as short-term interest rates increase, interest payable to the Fund from its investments in 504 First Lien Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in 504 First Lien Loans should decrease.  This may increase fluctuations in the Fund’s NAV as a result of changes in interest rates.  The amount of time required to pass before the Fund will realize the effects of changing short-term interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the 504 First Lien Loans in its investment portfolio.  Despite prepayment penalties, in a declining interest rate environment there may be significant economic incentives for a Borrower to prepay its loans.  If prepayments occur, the actual remaining maturity of the Fund’s investment portfolio invested in 504 First Lien Loans may vary substantially from the average stated maturity of the 504 First Lien Loans held in the Fund’s investment portfolio.  As a result of anticipated prepayments from time to time of 504 First Lien Loans in the investment portfolio, the Adviser believes that the actual remaining maturity of the 504 First Lien Loans held in its portfolio will range from approximately 5 to 10 years.

Loans That Are Not Fully Amortized. The Fund anticipates that a substantial portion of the 504 First Lien Loans held in its portfolio will be fully amortizing loans.  However, certain First Lien Lenders may offer only balloon payment terms, such as a 25 year amortization due in 10, to their small business commercial real estate borrowers.  A Borrower has numerous options to plan for this eventuality, including:  payoff from cash proceeds; refinance by a third party lender; sale of the property, or extension of the loan by the Fund.  It is possible that the Fund will be faced with a matured loan with an outstanding principal balance.  In absence of any of the aforementioned remedies, the Fund’s sole option would be liquidation.  An action of liquidation would be mitigated by the principal pay down that occurred over the life of the loan and price appreciation, if any, over the term of the loan, but the Fund still could incur substantial losses on the loan.

Investments.  The Adviser has developed a comprehensive loan policy manual for the Fund, based on its significant experience with the SBA 504 Program.  The Adviser plans to allow the Fund to invest in loans for a defined group of property types, including, but not limited to, multipurpose properties (e.g., warehouses, retail stores, industrial, medical offices, research and design properties, etc.), hospitality properties (restricted to franchises of major companies and excluding independent hotel/motel properties) and other special purpose properties (e.g., auto repair, restaurants, etc.).  The Adviser will also generally exclude from the Fund’s portfolio loans for certain property types, such as gas stations, car washes, and certain properties with underground storage tanks.

Loan collateral.  In order to borrow money pursuant to a 504 First Lien Loan, a Borrower will, for the term of the loan, pledge collateral, including tangible fixed assets, such as real property, buildings and equipment.  Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a 504 First Lien Loan.  Even assuming that the collateral provides adequate security for a 504 First Lien Loan, substantial delays could be encountered in connection with the liquidation of defaulted loans.  An action of foreclosure on property securing a 504 First Lien Loan is similar to the foreclosure process on similar non-SBA loans and is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete.  A Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a non-judicial sale of a property.  See “Anti-Deficiency Legislation and Other Limitations on Lenders.”  In the event of a default by a Borrower, these restrictions may impede the ability to foreclose on or sell the collateral or to obtain liquidation proceeds sufficient to repay all amounts due on the related loan.

The Adviser will rely upon an independent third-party appraisal management company to order appraisals, review appraisal qualifications and review the appraisal for compliance with Uniform Standards of Professional Appraisal Practice.  The Adviser’s policy is that all appraisers must be certified general appraisers and state certified.

The Fund will be subject to the risk that collateral securing a 504 First Lien Loan will decline in value.  Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the 504 First Lien Loan to be under collateralized or unsecured.  If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the 504 First Lien Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower.  If a court required interest to be refunded, it could negatively affect the Fund’s performance.  Such action by a court could be based, for example, on a ‘‘fraudulent conveyance’’ claim to the effect that the Borrower did not receive fair consideration for granting the lien or security interest in the loan collateral to the Fund.  There are also other events, such as the failure to record a lien or perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s lien or security interest in loan collateral.  If the Fund’s lien or security interest in loan collateral is invalidated or the 504 First Lien Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, or perhaps no recovery, on the full amount of the principal and interest due on the 504 First Lien Loan.

Certain fees paid to or by the Fund.  In the process of buying, selling, originating and holding 504 First Lien Loans, the Fund may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include commitment fees, origination fees, amendment fees, commissions and prepayment penalty fees.  In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a 504 First Lien Loan by a Borrower.  Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Servicing.  There will be both a master servicer and a sub-servicer.  The Adviser will generally rely upon an independent third-party servicing agent not affiliated with the Adviser to act as the master servicer (the “Master Servicer”) to receive and forward to the Fund its portion of the principal and interest payments on the 504 First Lien Loan.  The Master Servicer may monitor the Borrower’s property tax payments, insurance compliance and UCC expirations.  If applicable, the Master Servicer will administer loan impound accounts and work with the Adviser to calculate and accept prepayment penalties.  The Master Servicer is compensated by the Adviser, not the Fund, for providing these services.  The Fund will not reimburse the Adviser for the Master Servicer’s fees.

A Financial Institution may sell a 504 First Lien Loan to the Fund at a premium without retaining any servicing responsibility or receiving any sub-servicing fee, in which case the Adviser will act as the sub-servicer without receiving any compensation for its services.  Alternatively, the Financial Institution may elect to retain its role as sub-servicer and continue to facilitate interaction with the Borrower.  In such cases, the Financial Institution may exchange some or all of the negotiated premium on the sale of the 504 First Lien Loan for a negotiated ongoing sub-servicing fee.  For example, the Financial Institution may elect to convert the premium to a sub-servicing fee at a negotiated rate of 0.25% in servicing for each 1.00% in premium.  In this example, if the premium on a 504 First Lien Loan was equal to 3.00%, the Financial Institution may elect to retain a sub-servicing fee of 0.25% in exchange for 1.00% in premium, and retain 2.00% in premium.

A Non-bank Lender is not eligible to receive premium compensation from the Fund.  Rather, the Non-bank Lender will be compensated via an ongoing sub-servicing fee.  The Non-bank Lender is required to act as a sub-servicer for the life of the loan.  Should the Non-bank Lender fail to service a 504 First Lien Loan in a commercially prudent manner, the Adviser will take over all sub-servicer activities, without receiving any compensation for its services.

Prepayments.  Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced.  The Fund may receive a prepayment penalty fee from the prepaying Borrower.  However, there is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Selling 504 First Lien Loans.  When the option exists, the Adviser will consider selling 504 First Lien Loans to a secondary market buyer for either income or CRA purposes.  However, only limited opportunities may exist to sell loans or the Fund may be able to sell them only at a price that is less than their fair market value.

Other information regarding 504 First Lien Loans.  From time to time, the Adviser and its affiliates may borrow money from various unaffiliated banks in connection with their business activities.  Such banks may also sell interests in 504 First Lien Loans to, or acquire them from, the Fund or may be intermediate participants with respect to 504 First Lien Loans in which the Fund owns interests.  Such banks may also act as servicing agents for 504 First Lien Loans held by the Fund.

Losses.  There will be two loss scenarios in situations where a partial interest in a loan is purchased:

Pari-Passu (i.e., on equal footing).  The Fund may purchase partial interests in 504 First Lien Loans on a pari-passu basis with equal seniority and right to payment.  In the event of default, the Financial Institution and the Fund share losses equally.  For example, if the Fund purchases 50% of a $1 million loan and only $900,000 is recovered through liquidation, the Fund would realize $50,000 of the $100,000 loss and the seller would realize the remaining $50,000 of the loss.  Under the pari-passu scenario, if liquidation proceeds are less than the remaining principal plus accrued interest and liquidation costs, the Fund will realize a loss on a pro rata basis with the pari-passu lender.  There is no cushion for losses.

Last-Loss.  The Fund may purchase or co-originate 504 First Lien Loans on a last-loss basis.  But since a Financial Institution is unlikely to be able to sell or co-originate on a last-loss basis, the Fund expects to purchase or co-originate last-loss interests only from Non-bank Lenders.

In the event of default, the Fund suffers the last loss.  For example, if the Fund purchases or co-originates 85% of a $1 million loan and only $900,000 is recovered through liquidation, the Fund would realize no loss and the Non-bank Lender would suffer the entire $100,000 loss.  Under the last-loss scenario, if the liquidation proceeds are less than the remaining principal plus accrued interest and liquidation costs, the Fund will realize losses only after the first loss lender’s subordinated interest has been depleted.

When purchasing or co-originating 504 First Lien Loans on a last-loss basis, the Fund will only pay an on-going sub-servicing fee to the junior first-loss holder with no upfront premium.  In this payment structure, the Non-bank Lender derives compensation only if a loan is performing.

Example:  A first lien lender submits a $1 million 504 First Lien Loan to the Fund for consideration of the purchasing or co-originating of an 85% interest on a last-loss basis.  The Fund would co-originate $850,000 of the 504 First Lien Loan at par with an on-going, for example, 1.00% sub-servicing fee on the senior 85% interest payable to the 15% junior first-loss holder.

SBA Second Lien Loans

According to the SBA Standard Operating Procedure on 504 Loan Servicing and Liquidation, the SBA determines on a case by case basis which Loan Action (defined below) or combination of Loan Actions, if any, is most appropriate under the circumstances to protect the equity available for a SBA Second Lien Loan.  The SBA is under no legal obligation to take any of the Loan Actions.

Loan Actions include, but are not limited to:

Payment Advances to Bring 504 First Lien Loan Current

The SBA may advance funds to the First Lien Lender to keep payments on a 504 First Lien Loan current if the goal is to negotiate a workout.

504 First Lien Loan Purchase or Pay Off

The SBA may purchase or pay off a 504 First Lien Loan, particularly if the First Lien Lender offers a discount, the risk is justified by an appraisal and recoverable value analysis, and purchasing or paying off the loan will improve the Borrower’s ability to repay the SBA Second Lien Loan.

Judicial Foreclosures and Protective Bids

If the First Lien Lender initiates a judicial foreclosure action, the SBA may enter a protective bid at the foreclosure sale if the Recoverable Value of the property is 10% or more of its Liquidation Value, unless abandonment is appropriate.  For example, if the collateral has an appraised value of $100,000, a Liquidation Value of $80,000, and a Recoverable Value of $50,000 (i.e., Liquidation Value minus the balance owed on senior liens, foreclosure costs, and holding and resale costs), a Protective Bid should be entered because $50,000 is more than $8,000 (10% of $80,000).  The maximum amount of a protective bid is the lesser of the balance owed on the SBA Second Lien Loan or the Recoverable Value of the collateral.

Abandonment is appropriate for Recoverable Value of less than $10,000 for real property and $5,000 for personal property collateral.  A “no bid” position may also be justified if based on the circumstances, which are not reflected in the appraisal but are documented in the loan file, a prudent lender would not enter a protective bid even though the Recoverable Value of the collateral is 10% or more of its Liquidation Value.

Anti-Deficiency Legislation and Other Limitations on Lenders

Certain states have imposed statutory and judicial restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage.  In some states, including California, statutes and case law limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their commercial property or following sale under a deed of trust or certain other foreclosure proceedings.  A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property at the time of the foreclosure sale.  As a result of these prohibitions, it is anticipated that in most instances where deficiency judgments are not permitted, the Adviser will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting borrowers in those states where non-judicial foreclosure is acceptable.

In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security.  For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court.  The rehabilitation plan proposed by the debtor may provide, if the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule.  The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the loans underlying a series of securities and possible reductions in the aggregate amount of such payments.

The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party.

COMMUNITY REINVESTMENT ACT

Community Reinvestment Act

The CRA encourages banks and savings institutions to help meet the credit needs of their local communities, including low-and moderate-income (“LMI”) neighborhoods through lending activities, through investments, through financial and other services, and through community development investments and activities.  The term community development is defined in the CRA to include loans and investments that promote economic development by financing businesses or farms that meet the SBA’s size eligibility standards or that have gross annual revenues of $1 million or less.

An activity may be deemed to promote economic development if it supports permanent job creation, retention, and/or improvement for persons who are currently LMI, or supports permanent job creation, retention, and/or improvement in LMI areas targeted for redevelopment by federal, state, local or tribal governments.  Economic development activities are not the only activities that can be considered community development activities under the CRA.  Activities that revitalize or stabilize LMI geographies can also have the community development qualities that are eligible for favorable consideration in a bank’s or savings institution’s CRA examination.

The FRB, the Office of the Comptroller of the Currency (“OCC”) and the FDIC generally consider loans exceeding $1 million made as part of the SBA 504 Program to be community development loans.  To simplify CRA designation, the Fund will target 504 First Lien Loans greater than $1 million.  From time to time, however, the Fund will consider 504 First Lien Loans under $1 million, evaluating whether the loan’s primary purpose is community development.

Although the Fund expects that its 504 First Lien Loan investments will satisfy the community development standards of the CRA and that shares of the Fund will therefore be eligible for favorable consideration in a bank’s or savings institution’s CRA examination, the regulatory agencies – including the FRB, the OCC and the FDIC – will make the final determination about whether 504 First Lien Loans have the community development qualities that are necessary for favorable consideration.  There is no assurance that the agencies will concur with the Adviser’s evaluation of 504 First Lien Loans as CRA qualifying.

If the Adviser learns that a 504 First Lien Loan acquired for CRA purposes is not likely to be CRA qualifying, the Fund expects that it would sell that 504 First Lien Loan and attempt to acquire a replacement loan.

Designated Target Regions

In most cases, community development loans and qualified investments must be responsive to the community development needs of a bank’s or savings institution’s delineated CRA assessment area or a broader statewide or regional area that includes the CRA assessment area.  However, if the regulatory agency concludes that a bank or savings institution has adequately addressed the needs of its assessment areas, the agency may give favorable consideration to community development loans and qualified investments in geographies beyond the statewide or regional area of which the bank’s or savings institution’s CRA assessment area is a part.  In addition, banking regulators have commented that nationwide funds may be suitable investment opportunities, particularly for large institutions with a nationwide branch footprint or a nationwide business focus.

Generally, however, a bank or savings institution receives the most favorable consideration for loans, investments, services and community development activities that benefit the assessment area of the bank or savings institution.  Accordingly, investors meeting certain investment levels at the time of their share purchase may request to have their investment amount invested in particular areas of the United States as their preferred geographic focus or designated target region.  Investors who purchase Fund shares in an amount under $1 million are not eligible to request a designated target region.  Investors who purchase Fund shares in an amount equaling $1 million or more may request to allocate their investment to a designated target region in a single or multiple state, metropolitan statistical area, county or city.  In determining whether an investor is eligible to request a designated target region, the investor’s current investment will be aggregated with the investor’s existing account value.

The Adviser will use its best efforts to invest in a 504 First Lien Loan in the designated target region.  However, there is no guarantee that investments will be possible in designated target regions.  The Adviser will continue its efforts until an investment is made or the bank or savings institution liquidates its shares.

Investors who do not select or are ineligible to select a designated target region will not be assigned any particular loan or geographical area.

Each shareholder’s returns will be based on the investment performance of the Fund’s blended overall portfolio of investments, not just on the performance of the assets in the Designated Target Region selected by that shareholder.

OTHER FUND INVESTMENTS AND POLICIES

In addition to the principal investment strategies described above, the Fund may also invest in U.S. Government securities and money market funds that invest exclusively in U.S. Government securities.  The Fund may invest in repurchase and reverse repurchase agreements collateralized by U.S. Government securities.  The Fund may invest in mortgage-backed and asset-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the FDIC.

When-Issued 504 First Lien Loans and Forward Commitments

504 First Lien Loans may be purchased or sold on a “forward commitment” or “when-issued” basis (meaning 504 First Lien Loans are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  An example of such a situation is committing to purchase a 504 First Lien Loan on a to-be-constructed facility.  The yield on a comparable 504 First Lien Loan when the transaction is consummated may vary from the yield on the 504 First Lien Loan at the time that the forward commitment or when-issued transaction was made.  From the time of entering into the transaction until delivery and payment is made at a later date, the 504 First Lien Loan that is the subject of the transaction is subject to market fluctuations.  In a forward commitment or when-issued transaction, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.  Forward commitments or when-issued transactions may be expected to occur a month or more before delivery is due; however, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.  Forward commitments or when-issued transactions are not entered into for the purpose of investment leverage.

Repurchase Agreements

The Fund may enter into repurchase agreements under which the Fund acquires a U.S. Government security from a Financial Institution, broker, dealer or other counterparty (a “Counterparty”), and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day for U.S. Government securities). The Fund also may enter into a repurchase agreement under which the Fund acquires a 504 First Lien Loan from a Counterparty, and simultaneously agrees to resell such loan at a mutually agreed upon price and date (normally, less than a year). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy Counterparties whose condition will be continually monitored by the Adviser.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with Financial Institutions, broker-dealers and other Counterparties.  Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Reverse repurchase agreement are considered to be borrowings under the 1940 Act.

RISKS

There can be no assurance that the Fund will achieve its investment objectives.  An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.  Investors may lose some or all of their investment in the Fund.  The Fund is not designed to be a complete investment program and may not be a suitable investment for all investors.  The risk factors described below are the principal risk factors associated with an investment in the Fund, as well as those factors associated with an investment in an investment company with similar investment objectives and investment policies.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Fund represents an indirect investment in a portfolio of 504 First Lien Loans and other investments, and the value of these loans and other investments may fluctuate.  At any point in time an investment in the Fund’s shares may be worth less than the original amount invested.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the FDIC, the FRB or any other government agency.

Except to the extent used to satisfy periodic repurchase offers, the Adviser expects to be able to fully invest net proceeds in accordance with the Fund’s investment objectives and policies within three to six months of receipt of the proceeds.  Such investments may be delayed up to an additional three months if investment opportunities that are eligible for CRA treatment as community development loans or qualified investments are unavailable at the time or for other reasons.  A delay in the anticipated use of proceeds could prevent the Fund from achieving its investment objectives.

Limited Operating History Risk

The Fund has not yet commenced operations and thus has no operating history.  The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.  The Adviser currently serves as the investment adviser to two registered open-end mutual funds but has not served as an investment adviser to a registered closed-end interval fund before.

Non-Marketability of Shares

The Fund’s shares are not listed on any securities exchange.  There is no guarantee that a secondary market for Fund shares will develop.  The Fund’s shares, therefore, may not be readily marketable.  Even if any such market were to develop, closed-end fund shares frequently trade at a discount from NAV, which creates a risk of loss for investors purchasing shares in the initial offering period.

Repurchase Offers Risk

An investment in the Fund is subject to the risk that the Fund’s repurchases of shares may hurt investment performance by forcing the Fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so.  Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered shares back to the Fund.

Fixed Income Instruments Risk

Fixed income instruments are particularly susceptible to the following risks:

Issuer Risk.  The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance and financial leverage.

Interest Rate Risk.  The market price of the Fund’s investments will change in response to changes in interest rates and other factors.  During periods of declining interest rates, the market price of fixed rate fixed income instruments generally rises.  Conversely, during periods of rising interest rates, the market price of such instruments generally declines.  The magnitude of these fluctuations in the market price of fixed income instruments is generally greater for instruments with longer durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV.

Interest Rate Reset Risk.  Market interest rates may dictate that 504 First Lien Loans include shorter duration adjustable rate terms based on Prime, LIBOR, LIBOR Swap, or some other index.  If market rates are higher at the time of future rate resets, the Borrower’s 504 First Lien Loan payment will rise accordingly.  A significant rise in a 504 First Lien Loan’s interest rate and payment, especially if that increase is concentrated over a short period of time, could result in Borrower distress.

Since the SBA Second Lien Loan has a fixed interest rate, only the Borrower’s 504 First Lien Loan payment will be affected, but this increased payment could result in the default of the 504 First Lien Loan and subsequent liquidation action.

Prepayment Risk.  During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments.  This is known as prepayment or ‘‘call’’ risk.

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising.  Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in prepayments.

Risk of Loans That Are Not Fully Amortized. Certain First Lien Lenders may offer only balloon payment terms, such as a 25 year amortization due in 10, to their small business commercial real estate borrowers.  Such loans permit the borrower to avoid paying currently a portion of the interest accruing on the instrument.  While these features make the loan more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.  A Borrower may have numerous options to plan for this eventuality, including:  payoff from cash proceeds; refinance by a third party lender; sale of the property, or extension of the loan by the Fund.  However, it is possible that none of these options will be available and the Fund will be faced with a matured loan with an outstanding principal balance.  The Fund’s sole option would be liquidation.  An action of liquidation would be mitigated by the principal pay down that occurred over the life of the loan and price appreciation, if any, over the term of the loan, but the Fund still could incur substantial losses on the loan.

504 First Lien Loans Risk

The Fund predominantly invests in fixed or variable rate 504 First Lien Loans arranged through private negotiations between a small business borrower (the “Borrower”) and one or more First Lien Lenders.  504 First Lien Loans are secured by collateral and have a claim on the assets of the Borrower that is senior to the second lien held by a CDC and any claims held by unsecured creditors.  The 504 First Lien Loans the Fund will invest in are not rated.  504 First Lien Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, valuation risk and interest rate risk.

Although the 504 First Lien Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral has been accurately appraised and/or can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal.  There is also a risk that the Fund’s lien on the collateral may not be perfected.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a 504 First Lien Loan.  In the event of a decline in the value of the already pledged collateral, if the terms of a 504 First Lien Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the 504 First Lien Loan.

In general, the secondary trading market for 504 First Lien Loans is not fully-developed.  No active trading market may exist for certain 504 First Lien Loans, which may make it difficult to value them.  Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain 504 First Lien Loans quickly or at a fair price.  To the extent that a secondary market does exist for certain 504 First Lien Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of Financial Institutions or Non-bank Lenders to make 504 First Lien Loans, the availability of 504 First Lien Loans for investment by the Fund may be adversely affected.  In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers.

There may be less readily available information about 504 First Lien Loans and the Borrowers than is the case for investments in many other types of securities.  504 First Lien Loans are issued to Borrowers that are not subject to SEC reporting requirements.  As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources.  Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The Fund may, but will not typically, invest in 504 First Lien Loans through participations with Financial Institutions.  A participation typically results in a contractual relationship only with the Financial Institution selling the participation interest, not with the Borrower.  In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement, and, depending on the terms of the participation agreement, the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the Borrower and the Financial Institution selling the participation.

Real Estate Risk

The Fund will not invest in real estate directly, but, because the Fund will invest in 504 First Lien Loans secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.  The value of real estate collateral is affected by changes in general economic and market conditions; local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses including environment remediation costs and changes in interest rates.

Credit Risk

Credit risk is the risk that one or more debt instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the borrower experiences a decline in its financial status.  Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions.

Alt-A and Sub-Prime Borrowers

Some of the guarantors of the loans may have FICO scores of Alt-A or sub-prime.  Loans to Alt-A or sub-prime borrowers have a higher risk of default than loans to prime borrowers.  Loans to Alt-A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets.  Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies.  They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories.  The purchase of loans with exposure to risks associated with Alt-A or sub-prime lending is not a principal investment strategy.

Liquidity Risk

504 First Lien Loans are not readily marketable.  504 First Lien Loans are not listed on any national securities exchanges or automated quotation systems and no active trading market exists for certain 504 First Lien Loans.  To the extent that a secondary market does exist for certain 504 First Lien Loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Illiquid 504 First Lien Loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund’s NAV.  The Fund has no limitation on the amount of its assets which may be invested in securities or other financial instruments which are not readily marketable or are subject to restrictions on resale.

Valuation Risk

Unlike publicly traded equity securities that trade on national exchanges, there is no central place or exchange for fixed income instruments or 504 First Lien Loans to trade.  Fixed income instruments generally trade on an ‘‘over-the-counter’’ market which may be anywhere in the world where the buyer and seller can settle on a price.  Due to the lack of centralized information and trading, the Adviser’s judgment plays a greater role in the valuation process and the valuation of fixed income instruments and 504 First Lien Loans.  Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.  In addition, other market participants may value instruments differently than the Fund.  As a result, the Fund may be subject to the risk that when a fixed income instrument is sold in the market, the amount received by the Fund is less than the value that such fixed income instrument is carried at on the Fund’s books.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.”  Generally, lender liability is founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders.  Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called ‘‘equitable subordination.”

Anti-Deficiency Legislation Risk

Certain states have imposed statutory and judicial restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage.  As a result of these prohibitions, it is anticipated that in most instances where deficiency judgments are not permitted, the Adviser will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting borrowers in those states where non-judicial foreclosure is acceptable.

In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security.  The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party.

Income Risk

The income investors receive from the Fund is based primarily on the interest the Fund earns from its investments, which can vary widely over the short and long term.  If during a loan’s adjustable rate period the prevailing market interest rates drop, investors’ income from the Fund could drop as well.

State Lending Risk

The Fund may invest in 504 First Lien Loans originating in all 50 states and, potentially, territories of the U.S. if one or more investors are based in a territory.  There is a relatively wide range of economic prosperity between the states.  Loans in certain states or sub-regions may perform better or worse as compared to other states or sub-regions.  Certain states are focused on energy production where other states may be based more on tourism or agriculture.  If a state-focused industry suffers an economic downturn, the fund may sustain higher loan defaults and/or lower recovery values on foreclosed properties.

A further disparity among states is the process and timing of the foreclosure process.  For instance, California, the highest 504 First Lien Loan producing state, is a non-judicial foreclosure state and enjoys reasonable average foreclosure time frames.  Florida, on the other hand, is a judicial foreclosure state with an average foreclosure time frame of more than double that of California.  The longer the foreclosure time period, the higher the liquidation cost.  Please also see “Geographic Concentration Risk.”

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act.  As a result, it can invest a greater portion of its assets in obligations of a single issuer than a ‘‘diversified’’ fund.  The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.  The Fund’s 504 First Lien Loan investments tend to be concentrated in California, Florida, Georgia, Illinois, New York, Texas and Wisconsin.  As a result, the Fund may be more susceptible to being adversely affected by any single occurrence in those states.  Further, if the Fund is not able to attract a sufficient level of assets, the Fund’s underlying investments may be less diversified than they would be if the Fund had greater assets.

Geographic Concentration Risk

The Fund’s 504 First Lien Loan investments tend to be concentrated in California, Florida, Georgia, Illinois, New York, Texas and Wisconsin.  As a result, the Fund may be more susceptible to being adversely affected by the economies of those states.  While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries.  Florida’s economy is influenced by numerous factors including transfer payments from the federal government (social security benefits, pension benefits, etc.), population growth, interest rates, hurricane activity and business cycles affecting various major industries, including tourism, agriculture, construction and manufacturing.  Georgia’s economic base is diverse with major port facilities on the coast, agricultural resources throughout the state, manufacturing and service industries.  Illinois’ economy relies on agriculture, manufacturing and energy production.  The state of New York is typically among the most highly indebted states in the nation and its economy is dependent upon finance and real estate.  New York City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade industries, tourism, and technology and information industries, and is the location of many securities, banking, law, accounting, new media and advertising firms. Important sectors of Texas’ economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade.  Wisconsin’s economy relies significantly on its dairy products, motor vehicles, paper products, meat products and small engines industries.

The Fund also may be more susceptible to being adversely affected by any single occurrence in those states.  Mortgaged properties in California, for example, may be particularly susceptible to certain types of hazards, such as earthquakes, floods, mudslides, wildfires and other national disasters, for which there may or may not be insurance.  Mortgaged properties in other states similarly may be adversely affected by natural disasters, for which there may not be insurance (e.g. hurricanes in Florida, tornados in Texas).  The Adviser requires hazard insurance in amounts and with coverages customarily required in commercial real estate lending transactions, covering losses such as fires and floods, where flood insurance is available.  Please also see “State Lending Risks” above.

Heavy Equipment Risk

Although the Fund will not invest in any 504 First Lien Loans where the use of funds is primarily for the purchase of heavy equipment, it may invest in loans where the use of funds is for the combined acquisition or improvement of real estate and heavy equipment.  Heavy equipment is subject to special risks such as potentially shorter asset life, quicker depreciation in value and lower liquidation or resale value than real estate.  However, the Fund only considers the real estate when applying the maximum loan to value guidelines.

Hospitality Industry Concentration Risk

The Fund expects to have a concentration of hospitality properties of between 30% and 40%.  If the hospitality industry suffers an economic downturn as was seen in the periods from 2002–2003 and 2008–2010, it is possible that the default rate on 504 First Lien Loans held in the Fund’s portfolio could be affected.  It is also possible that the recovery rate could be negatively affected due to a surplus of hospitality properties in the general economy in liquidation throughout the country.  Hospitality properties are special purpose properties with a limited resale market.  Hospitality properties and certain other special purpose properties such as restaurants are uniquely challenging to liquidate.  The primary reasons are the single purpose nature (can only be used as a hotel or restaurant) and the desire to have the hospitality (or restaurant) business remain open during liquidation.  The rational is that an operating business will command a higher price than a closed business.  This often requires a lender to hire a professional management firm.

Qualification for CRA Credit Risk

Although the Adviser believes that the Fund’s 504 First Lien Loan investments will have the community development qualities that are eligible for favorable regulatory consideration as community development loans and qualified investments under the CRA, there is no guarantee that an investor will receive CRA credit for an investment in the Fund.

CRA Strategy Risk

The Fund’s goal of holding 504 First Lien Loans so that Fund investors that are subject to regulatory examination for CRA compliance may claim their Fund investment as a community development loan or as a qualified investment will cause the Adviser to take this factor into account in determining which loans the Fund will purchase and sell.  Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the 504 First Lien Loans, which may have an adverse effect on the Fund’s investment performance.  For example, CRA qualified loans in geographic areas sought by the Fund may not provide as favorable return as CRA qualified loans in other geographic areas.  The Fund may sell loans for reasons relating to CRA qualification at times when such sales may not be desirable.  Such sales could occur, for example, if an investor redeems its shares of the Fund, or if investments that have been designated to specific investors for CRA qualifying purposes are ultimately determined not to be, or to have ceased to be, CRA qualifying.  The Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified.

Non-Bank Lending Institutions Risk

The Fund may purchase fractional interests in 504 First Lien Loans (but not participations) from Non-bank Lenders. The Fund has the ability to enforce collection and liquidation actions against borrowers independent of the Non-bank Lender, except in those situations addressed by an inter-creditor agreement. Non-bank Lenders are not held to the same regulatory requirements as Financial Institutions, and may not be as well capitalized or well-known as Financial Institutions. The chances of fraud or insolvency are higher with Non-bank Lenders. For example, if a Non-bank Lender signs certain representations and warranties as to the accuracy of information provided to the Fund, and a loan transaction defaults in part due to the inaccuracy, a Non-bank Lender may simply close its business operations. To reduce the potential for fraud, the Fund will require all Non-bank Lenders to maintain a first loss position in each 504 First Lien Loan sold to the Fund. In addition, the Fund will only pay an on-going sub-servicing fee to Non-bank Lenders. A sub-servicing fee is the differential between the par rate (published by the Fund weekly, locked in at the closing of a loan transaction) and the retail rate (the nominal rate paid by the Borrower). For example, if the par rate is 5.00% and the retail rate is 6.00%, the Non-bank Lender would receive a 1.00% sub-servicing fee on the portion sold to the Fund for the life of the loan. Non-bank Lenders will not be eligible to receive a premium from the Fund. Both of these policies will minimize the incentive for the Non-bank Lenders to knowingly commit fraud or unknowingly make poor loan approval decisions.

U.S. Government Securities Risk

U.S. Government securities are not guaranteed against price movement and may decrease in value.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities or government sponsored enterprises, including, for example, pass-through certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency or government sponsored enterprise, while other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  While the U.S. Government provides financial support to such U.S. Government agencies and government sponsored enterprises, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.  Other obligations are backed solely by the government sponsored enterprise’s own resources.  As a result, investments in securities issued by U.S. Government sponsored enterprises that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

Repurchase Agreements Risk

The Fund may enter into repurchase agreements under which the Fund acquires a U.S. Government security from a Financial Institution, broker, dealer or other creditworthy counterparty, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day for U.S. Government securities).  The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation.  In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights.  In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.  In the event of a default or bankruptcy by a selling Financial Institution, the Fund generally will seek to liquidate such collateral.  However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Collateral Specific Repurchase Agreements Risk

The Fund also may enter into repurchase agreements that are collateralized with 504 First Lien Loans.  In addition to the risks discussed above, repurchase agreements involving obligations other than U.S. Government securities may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.  Collateral with longer maturities such as 504 First Lien Loans may be subject to greater price fluctuations than U.S. Government securities.  If the repurchase agreement counterparty were to default, 504 First Lien Loans would be more difficult to liquidate than U.S. Government securities.  Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty in the amount of the shortfall.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements Risk

The Fund also may enter into reverse repurchase agreements.  There is a risk that the market value of securities acquired in a reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase.  In addition, there is a risk that the market value of the securities retained by the Fund may decline.  If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected.  Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities.  In addition, due to the interest costs associated with reverse repurchase transactions, the Fund’s NAV may decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

MANAGEMENT OF THE FUND

Board of Trustees

The Board is responsible for the overall management of the Fund, including the supervision of the duties performed by the Adviser.  The Board is comprised of four Trustees, three of whom are not “interested persons” of the Fund, as that term is defined by the 1940 Act.  The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing officers of the Fund and selecting and supervising the Adviser.  The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Trustees and Officers of the Fund” in the SAI.

Investment Adviser

Pennant Management, Inc., a Wisconsin corporation with its principal office located at 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224, serves as the investment adviser to the Fund.  The Adviser was formed in 1992 and manages the investment portfolios of open-end investment companies, insurance companies, community banks, healthcare organizations, and governmental units and other personal and employee benefit trusts and entities.  The Adviser is owned by U.S. Fiduciary Services, Inc., an Illinois corporation.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.  The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.  For its advisory services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 2.00% of the average net assets of the Fund.

The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 2.50% of the average net assets of the Fund.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed.  The Board will review any such reimbursement.  This agreement is in effect through at least December 31, 2015, and may be terminated only by, or with the consent of, the Board.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser will be available in the Fund’s next annual or semi-annual report to shareholders.

Portfolio Managers

The Adviser uses a team approach for the management of the Fund.  The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Mark A. Elste, CFA®, has been Chief Executive Officer of the Adviser since 1992 and has been Senior Vice President and Chief Operating Officer of the Adviser’s parent company, U.S. Fiduciary Services, Inc., since 2004.  He serves as a portfolio manager for the Fund.  He also is a portfolio manager for the USFS Tactical Asset Allocation Fund, a series of USFS Funds Trust, a separate investment company for which the Adviser serves as the investment adviser.

Jordan M. Blanchard is an independent contractor for and an investment adviser representative of the Adviser and has served as a portfolio manager of the Fund since 2013.  Mr. Blanchard also is currently a Managing Director of 504 Secondary Markets for Government Loan Solutions, Inc. (“GLS”), a consulting firm specializing in the SBA secondary market.  Mr. Blanchard has worked for GLS since 2011.  Prior to joining GLS, Mr. Blanchard was Senior Vice President of Capital Markets for CDC Direct Capital (“CDC Direct”) from 2009 to 2011.  CDC Direct is a subsidiary of CDC Small Business Finance Corp., the nation’s largest community development corporation.  While at CDC Direct, Mr. Blanchard oversaw the development of two major SBA 504 secondary market programs.  Prior to CDC Direct, Mr. Blanchard was the head of a 504 wholesale department for Excel National Bank from 2008 to 2009.

Robert O. Judge is an independent contractor for and an investment adviser representative of the Adviser and has served as a portfolio manager of the Fund since 2013.  Mr. Judge also is currently a partner of GLS, which he co-founded in 2006 for the purpose of bringing greater transparency, efficiency, and productivity to the SBA marketplace through the use of technology.  GLS also assists lenders in compliance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820 (“ASC 820”) regarding the proper valuation of their SBA servicing portfolios.  Mr. Judge is the editor of the CPR Report®, a monthly publication that tracks SBA loan default, prepayment and secondary market activity.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

CFA® is a registered trademark owned by the CFA Institute.

The Adviser is dependent upon the experience and expertise of its portfolio managers to provide services with respect to the Fund’s investments.  If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected.  The Adviser has informed the Fund that the portfolio managers are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs.

Potential Conflicts of Interest

The Adviser and the portfolio managers will be subject to certain conflicts of interest in their management of the Fund.  These conflicts will arise primarily from the involvement of the Adviser and the portfolio managers in other activities that may conflict with those of the Fund.

The Adviser believes that the portfolio managers have sufficient time and resources to discharge their responsibilities to the Fund.  However, conflicts of interest may arise in allocating time, services or functions between the Fund and other entities or businesses to which a portfolio manager provides services.  A portfolio manager will devote such time to the Fund as he believes is reasonably necessary to the conduct of the business of the Fund and its respective investments.

In the ordinary course of his business activities, a portfolio manager may engage in activities where the interests of the Fund and its shareholders conflict with the interest of other entities or businesses to which a portfolio manager provides services.  Other present and future activities of the portfolio managers or such entities or businesses may give rise to additional conflicts of interest.  In the event that a conflict of interest arises, a portfolio manager will attempt to resolve such conflicts in a fair and equitable manner and in accordance with the requirements and limitations of the 1940 Act.

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Milwaukee, Wisconsin  53233 serves as administrator, transfer agent and fund accountant of the Fund.  Under an Administration Agreement with the Fund (“Administration Agreement”), UMBFS is responsible for managing the business affairs of the Fund, subject to the supervision of the Board, and receives an administration fee computed at an annual rate based on the Fund’s average weekly gross assets.  UMBFS’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, providing assistance in connection with the Trustees’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s business.  As transfer agent, UMBFS is responsible for the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records.  As fund accountant, UMBFS provides accounting and bookkeeping services for the Fund, including the calculation of the Fund’s NAV.

Custodian and Escrow Agent

UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 serves as the custodian and escrow agent for the Fund.

Legal Counsel

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, serves as legal counsel to the Fund.  Whyte Hirschboeck Dudek S.C., 33 East Main Street, Suite 300, Madison, Wisconsin 53701-1379, serves as legal counsel to the Independent Trustees.

Control Persons

As of the date of this prospectus, the Fund could be deemed to be under the control of the Adviser, which has voting authority with respect to 100% of the value of the outstanding interests on the Fund on such date.  However, it is expected that once the Fund commences operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

THE OFFERING AND PLAN OF DISTRIBUTION

The Offering

Shares are being offered during an initial offering period that is expected to terminate on or about [●], 2013 or such earlier or later date as the Adviser may determine in its discretion.  Shares will be offered during the initial offering period at the offering price, which is $10.00 per share plus the Sales Charge.  After the initial offering, shares are expected to be offered on a continuous basis monthly thereafter (generally as of the last business day of each month) at  NAV per share plus the Sales Charge and may be purchased on the last business day of any month, or at such other times as the Fund may determine.  During any continuous offering, shares may be purchased through the Distributor.  Any continuous offering, if commenced, may be discontinued at any time.  The Fund will have the sole right to accept orders to purchase shares and reserves the right to reject any order in whole or in part.

For each investor, the Fund requires a minimum initial investment and subsequent minimum investments of $10,000.  The Adviser may waive these minimum investment requirements for one or more investors in its sole discretion.  The Adviser may accept investments in the Fund on such other terms as it authorizes from time to time and may reject applications for shares for any or no reason, in its sole discretion.  Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.  Pending the termination of the initial offering period and the closing of any monthly offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent.  On the date of termination of the initial offering period or any monthly closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.  The Fund expects to continue the use of its escrow account to deposit funds received mid-month in connection with share purchases subsequent to the initial offering period.  Any interest earned on escrowed amounts will be credited to the Fund.  An investor’s investment may not be accepted when the Fund has not received sufficient assets to commence operations, when an investment in the Fund has been determined to be unsuitable for such investor, or when the Fund or its agents have determined that acceptance of an investor’s purchase would be in violation of applicable law or regulations.

Each prospective investor must submit a completed application five business days prior and payment three business days prior to the purchase date (currently the last business day of the month) in U.S. funds.

The shares are not listed on any securities exchange.  Shareholders will not have the right to redeem their shares.  However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

The Adviser anticipates closing the Fund to new investors when the Fund’s total assets exceed $500 million.  There is no guarantee that the Fund will achieve $500 million in assets.  However, the Fund will become operational once it has sufficient assets to commence operations, which is expected to be $30 million.  If the Fund does not reach $500 million in assets, however, Fund investments may not be as diversified as they would be with $500 million or more in assets.

The Plan of Distribution

Sandler O’Neill & Partners, L.P. (the “Distributor”) is the principal distributor of shares of the Fund.  The Distributor may enter into selected dealer agreements with other broker-dealers for the sale and distribution of Fund shares.  The Distributor acts as the distributor of shares for the Fund on a best efforts and agency basis (not as principal), subject to various conditions, pursuant to the terms of a distribution agreement with the Fund.  The Distributor will also act as agent for the Fund in connection with repurchases of shares.

The Distributor is not obligated to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares.  There is no guarantee that a secondary market for Fund shares will develop.

To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund against certain liabilities under the Securities Act of 1933 and in connection with the services rendered to the Fund.  To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act of 1933.  Such agreement does not include the indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the distribution agreement.

Purchase Terms

The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.

Investments may be subject to a Sales Charge of up to 2.00%, subject to waiver or adjustment (i) for affiliates of the Adviser; (ii) for certain investors with an established business relationship with the Adviser; or (iii) where a prospective investor is purchasing shares through the Distributor and the Distributor has agreed to waive all or a portion of such Sales Charge for such investor.  There are no Sales Charges on reinvested distributions.

Any amounts paid by an investor as a Sales Charge will not be part of the investor’s investment in the Fund.  For example, a subscription order for $10,200 will receive $10,000 in Fund shares and pay $200 in Sales Charges to the Distributor.  It is the investor’s responsibility to inform the Fund of the possible waiver of the Sales Charges.  The Fund is not responsible for independently determining whether a possible waiver could apply.

The Adviser or its affiliates also may pay from their own resources additional compensation to brokers or dealers, including the Distributor, in connection with the servicing of investors.  In particular, the Adviser will pay the Distributor a fee out of its own resources that is based upon the percentage of assets invested in the Fund by certain shareholders who do not pay a Sales Charge, as described above.

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end “interval” fund which, to provide some liquidity and the ability to receive NAV on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares.  Except as permitted by the Fund’s interval structure, no shareholder will have the right to require the Fund to repurchase its shares.

The Fund has adopted, pursuant to Rule 23c-3(b) under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule.  Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding shares, for each repurchase offer, the Fund will offer to repurchase 5% of its outstanding shares, unless the Board has approved a higher amount (but not more than 25% of outstanding shares) for that repurchase offer.

The schedule requires the Fund to make repurchase offers every twelve months.  The Fund expects the initial offering of shares to terminate on or about [●], 2013 (or such earlier or later date as the Adviser may determine in its discretion) and the first repurchase offer to be issued the later of [●] or a date 12 months following the date upon which the initial offering of shares terminates.

When a repurchase offer commences, the Fund sends, at least 21 days before the repurchase request deadline, written notice to each shareholder setting forth, among other things:

•	A statement that the Fund is offering to repurchase its securities from shareholders at NAV.

•	Any fees applicable to the repurchase.

•	The percentage of outstanding shares that the Fund is offering to repurchase (the “repurchase offer amount”) and how the Fund will purchase shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a shareholder’s repurchase request is due (the “repurchase request deadline”).

•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “repurchase pricing date”).

•	The date by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase (the “repurchase payment deadline”).

•	The risk of fluctuation in NAV between the repurchase request deadline and the repurchase pricing date.

•	The procedures by which shareholders may tender their shares and the right of shareholders to withdraw or modify their tenders before the repurchase request deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

•	The NAV of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

This notice may be included in a shareholder report or other Fund document.  The repurchase request deadline will be strictly observed.  If a shareholder fails to submit a repurchase request in good order (including a tender of stock in response to a repurchase offer) by the repurchase request deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer.  Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the repurchase request deadline.

Determination of Repurchase Price and Payment for Shares

The repurchase price payable in respect of a tendered share is equal to the share’s NAV as determined on the repurchase pricing date, which will be no later than the 14th day (or the next business day if the 14th day is not a business day) following the repurchase request deadline.  The repurchase payment deadline will be seven days after the repurchase pricing date.  The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially between the repurchase request deadline and repurchase pricing date.  The method by which the Fund calculates NAV is discussed under “Determination of Net Asset Value.”  During the period an offer to repurchase is open, the Fund calculates its NAV daily on the five business days preceding a repurchase request deadline.  Shareholders may obtain the current NAV by calling UMBFS at 1-855-386-3504.

The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee.  However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased.  The Fund may introduce, or modify the amount of, a repurchase fee at any time.  The Fund may also waive or reduce the repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund (the “Independent Trustees”).

The Fund may suspend or postpone a repurchase offer only: (1) if the repurchase would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”); (2) if making or effecting the repurchase offer would cause the shares that are subject to the offer that are quoted in an inter-dealer quotation system of a national securities association to not be quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of assets owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests.  However, the Board sets for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund.  In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2.00% of the outstanding shares of the Fund.  If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis.

If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests.  Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer.

There is no assurance that you will be able to tender your shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer.  For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date.  The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.  The Fund is also permitted to borrow to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund’s expenses and reducing any net investment income.  There is no assurance that the Fund will be able sell a significant amount of additional shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Risks—Repurchase Offers Risk” above.  In addition, the repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase.  For a discussion of these tax consequences, see “Tax Considerations” below and “Taxes” in the SAI.

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV on the last business day of every week and the last business day of every month as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time) by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.  The Fund also calculates its NAV in connection with periodic repurchase offers as described above.

In general, assets for which market quotations are readily available are valued at current market value, and all other assets are valued at fair value as determined in good faith by the Board.

Standards for Fair Value Determinations

The Fund has adopted ASC 820, which defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier fair value hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are based on the best information available in the circumstances.

Fair value inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical assets.

Level 2 – Other significant observable inputs (including quoted prices for similar assets, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).  Generally, the types of assets included in Level 3 of a fund are assets that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the Fund’s investments in 504 First Lien Loans.

504 First Lien Loans

504 First Lien Loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology).  This pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the Borrower’s creditworthiness, the debt service coverage ratio, lien position, delinquency status, frequency of previous late payments and the projected rate of prepayments.  Newly purchased loans are fair valued at cost and subsequently analyzed using the discounted cash flow methodology.  Loans with a pending short payoff will be fair valued at the anticipated recovery rate.  Valuations of 504 First Lien Loans are determined no less frequently than weekly.  Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of 504 First Lien Loans can only be determined in negotiations between the Fund and third parties.  The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for loans include yield spreads and debt service coverage ratios.  Significant increases (decreases) in yield spreads would result in lower (higher) fair values.  A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

If the Adviser concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow methodology, a fair value determination may be made by the Valuation Committee as described below.

Valuation Process for Fair Value Measurements Categorized within Level 3

The Board has adopted policies and procedures for the valuation of the Fund’s investments (the “valuation procedures”).  The Board has authorized the Valuation Committee to make fair value determinations in accordance with the valuation procedures.  The Valuation Committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the asset; (ii) whether any dealer quotations for the asset are available; (iii) possible valuation methodologies that could be used to determine the fair value of the asset; (iv) the recommendation of the Fund’s portfolio managers with respect to the valuation of the asset; (v) whether the same or similar assets are held by other funds managed by the Adviser or other funds and the method used to price the asset in those funds; (vi) the extent to which the fair value to be determined for the asset will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the asset.  The Valuation Committee meets at least weekly to consider the fair value to be assigned to each 504 First Lien Loan within the Fund’s portfolio.  The Valuation Committee reports the fair value of each 504 First Lien Loan to the Fund’s Administrator, the Independent Trustees and their counsel and the Fund’s valuation consultant.  The Adviser has engaged an independent registered public accounting firm to act as a valuation consultant to review the Valuation Committee’s fair value determinations and the Fund’s valuation methodology.  The valuation consultant is compensated by the Adviser, not the Fund, for providing these services.

The Board meets at least quarterly to consider the valuations provided by the Valuation Committee and ratify valuations for the applicable assets.  The Board considers the reports provided by the Valuation Committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio assets.  In addition, the valuation consultant may meet with the Independent Trustees, their counsel and/or the Fund’s independent auditor in order to independently provide guidance to the Board.

DISTRIBUTIONS AND DISTRIBUTION REINVESTMENT PLAN

The Fund distributes its net investment income quarterly and distributes its net realized capital gains, if any, at least annually.  If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

All distributions will automatically be reinvested in additional shares of the Fund, unless you choose to opt out and receive distributions in cash.  If you wish to opt out, please write or call UMBFS, 803 West Michigan Street, Milwaukee, Wisconsin 53233, 1-800-[●], thirty (30) days in advance of the record date for the distributions.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

When the Fund declares a distribution, UMBFS, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock.  The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per share.  Reinvested distributions increase the Fund’s managed assets on which a management fee is payable to the Adviser.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.  Shareholders are taxed in the same manner whether they receive distributions in cash or reinvest them in additional Fund shares.  See “Tax Considerations.”  Shareholders who receive distributions in the form of additional shares will not receive a corresponding cash distribution with which to pay any applicable federal, state or local income taxes.

The Fund reserves the right to amend or terminate the distribution reinvestment policy.  There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

Additional information about the plan is available from UMBFS at the address and phone number given above.

TAX CONSIDERATIONS

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, and net short-term capital gain), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the inter-corporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

For non-corporate shareholders, distributions of net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction described above.

Shareholders are taxed in the same manner whether they receive distributions in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8 percent.  The Medicare tax is imposed on the lesser of a taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a repurchase of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Shareholders whose shares are repurchased by the Fund may realize a capital gain or loss on the repurchase.  For federal income tax purposes, a repurchase generally should be treated as a sale if, after the repurchase, the shareholder does not own any Fund shares and is not deemed to indirectly own any Fund shares under the attribution rules in Section 318 of the Code.  Alternatively, if a shareholder’s ownership interest in the Fund (taking into account attribution rules) is reduced by at least 20% following a repurchase, the repurchase generally should be treated as a sale.  If the foregoing tests are not met, there is a risk that the proceeds from a repurchase could be taxable as a dividend to such shareholder.  Furthermore, there is a risk that shareholders who do not participate in a repurchase could be treated as receiving a constructive dividend as a result of their proportionate increase in their ownership of the Fund resulting from the repurchase of other shareholders’ shares.

If a repurchase of Fund shares is treated as a sale, the amount of the capital gain or loss and the applicable tax rate will depend generally upon the amount paid for the shares, the amount received from the repurchase, and the length of time that the shares were held by the shareholder.  Gain or loss realized upon a repurchase will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and as short-term capital gain or loss if the shares have been held for one year or less.  Any loss arising from the repurchase of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Different rules generally apply to shareholders who do not hold their Fund shares as a capital asset.  If a shareholder purchases Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after any Fund shares are repurchased at a loss, all or part of such loss will not be deductible and will instead increase the basis of the new shares.

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares that are repurchased by the Fund.  The Fund will determine cost basis using the average cost method unless the shareholder elects in writing (and not over the telephone) any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to all shareholders.  Distributions made by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of tax laws and the effect of such laws on you.  There may be other federal, state, foreign, or local tax considerations applicable to your investment in the Fund.  You are urged to consult your own tax advisor.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is a statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on July 29, 2013.  The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the issuance of an unlimited number of shares of the Fund, each of which represents an equal proportionate interest in the Fund with each other share.  Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund.  Shareholders have no preemptive rights.  The Declaration of Trust provides that the Trustees may create additional classes of shares.  Share certificates representing shares will not be issued.  The Fund’s shares, when issued, are fully paid and non-assessable.  The Fund does not intend to hold annual meetings of its shareholders.

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value.  Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund.  Holders of shares will be entitled to the payment of distributions when, as and if declared by the Board.  The Fund currently intends to make distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly.  Unless the registered owner of shares elects to receive cash, all distributions declared on shares will be automatically reinvested for shareholders in additional shares of the Fund.  See “Distributions and Distribution Reinvestment Plan.”  The 1940 Act may limit the payment of distributions to the holders of shares.  Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders.  The shares are not liable to further calls or to assessment by the Fund.  There are no pre-emptive rights associated with the shares.  The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund.  Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund.  These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  Other than provisions providing for the removal of Trustees described above and provisions for the election of Trustees, the Fund’s shareholders only have the ability to vote on other matters to the extent such vote is required by the Declaration of Trust, the Bylaws, the 1940 Act or any registration of the Trust with the SEC, or as the Trustees may consider necessary or desirable.  Other than provisions providing for the removal of Trustees described above and provisions for the election of Trustees, the Fund’s shareholders only have the ability to vote on other matters to the extent such vote is required by the Declaration of Trust, the Bylaws, the 1940 Act or any registration of the Fund with the SEC, or as the Trustees may consider necessary or desirable.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of the anti-takeover provisions described herein.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

THE FUND
DESCRIPTION OF PERMITTED INVESTMENTS
INVESTMENT LIMITATIONS
THE ADVISER
THE PORTFOLIO MANAGERS
THE ADMINISTRATOR
THE DISTRIBUTOR
PAYMENTS TO FINANCIAL INTERMEDIARIES
THE TRANSFER AGENT
THE CUSTODIAN AND ESCROW AGENT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS
LEGAL COUNSEL
TRUSTEES AND OFFICERS OF THE FUND
PURCHASING SHARES
DETERMINATION OF NET ASSET VALUE
TAXES
FUND TRANSACTIONS
PORTFOLIO HOLDINGS
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM
DESCRIPTION OF SHARES
SHAREHOLDER LIABILITY
LIMITATION OF TRUSTEES’ LIABILITY
PROXY VOTING
CODES OF ETHICS
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

PRIVACY NOTICE

The Fund recognizes and respects the privacy concerns of its customers.  The Fund collects nonpublic personal information about you in the course of doing business with shareholders and investors.  “Nonpublic personal information” is personally identifiable financial information about you.  For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Fund collects this information from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us and our service providers, or others;

•	Information we receive from consumer reporting agencies (including credit bureaus).

What information the Fund discloses and to whom the Fund discloses information

The Fund only discloses nonpublic personal information the Fund collects about shareholders as permitted by law.  For example, the Fund may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations.

•	When you, the customer, direct the Fund to do so or consent to the disclosure.

•	To companies that perform necessary services for the Fund, such as shareholder servicing centers that the Fund uses to process your transactions or maintain your account.

•	To protect against fraud, or to collect unpaid debts.

Information about former customers

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information

The Fund conducts its business affairs through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above).  We restrict access to your personal and account information to those persons who need to know that information to provide services to you.  The Fund or its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

The Pennant 504 Fund

PRELIMINARY PROSPECTUS
[●], 2013

Investment Adviser
Pennant Management, Inc.

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a Prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this Prospectus.  The Fund has not authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information you should not rely on it.  The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information contained in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold nor may offers to buy be accepted until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell nor does it seek an offer to buy the securities in any jurisdiction where the offer or sale is not permitted.
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
SUBJECT TO COMPLETION NOVEMBER [●], 2013

THE PENNANT 504 FUND

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI is intended to provide additional information regarding the activities and operations of The Pennant 504 Fund (the “Fund”).  This SAI is incorporated by reference and should be read in conjunction with the Fund’s Prospectus dated November [●], 2013.  You may obtain a Prospectus and, when available, the Annual Report, without charge by calling the Fund at 1-855-386-3504.  Capitalized terms not defined herein are defined in the Prospectus.

TABLE OF CONTENTS

THE FUND	1
DESCRIPTION OF PERMITTED INVESTMENTS	1
INVESTMENT LIMITATIONS	15
THE ADVISER	17
THE PORTFOLIO MANAGERS	18
THE ADMINISTRATOR	19
THE DISTRIBUTOR	19
PAYMENTS TO FINANCIAL INTERMEDIARIES	20
THE TRANSFER AGENT	20
THE CUSTODIAN AND ESCROW AGENT	21
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
FINANCIAL STATEMENTS	21
LEGAL COUNSEL	21
TRUSTEES AND OFFICERS OF THE FUND	21
PURCHASING SHARES	28
DETERMINATION OF NET ASSET VALUE	29
TAXES	31
FUND TRANSACTIONS	35
PORTFOLIO HOLDINGS	37
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	38
DESCRIPTION OF SHARES	38
SHAREHOLDER LIABILITY	38
LIMITATION OF TRUSTEES’ LIABILITY	38
PROXY VOTING	39
CODES OF ETHICS	39
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	39
APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES	A-1

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THE FUND
General. The Pennant 504 Fund (the “Fund”) is a non-diversified, closed-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust dated July 24, 2013 (the “Declaration of Trust”). The Fund is a continuously offered (on a monthly basis) fund that is operated as an interval fund. Pennant Management, Inc. (“Pennant” or the “Adviser”) serves as the Fund’s investment adviser.
Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the shareholder action or meeting. The Fund is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Fund and for the election of trustees (each, a “Trustee”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (the “Board”).
In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund in the aggregate as provided in Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.
Non-Diversification. The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of the assets of the Fund may be invested in securities of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
The Fund considers the issuer of an SBA 504 First Lien Loan (defined in the Prospectus) purchased by assignment to be the Borrower (defined below). The Fund considers the issuer of an SBA 504 First Lien Loan purchased by participation to be both the Borrower and the First Lien Lender (defined below) selling the participation.
DESCRIPTION OF PERMITTED INVESTMENTS
The Fund’s investment objectives and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus.
U.S. Government Securities. The Fund may invest in U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the SBA, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal

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Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Although the U.S. Government currently provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, because the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.
On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.
Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.
Mortgage-Backed Securities. Mortgage-backed securities are interests in individual mortgage loans or pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-

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through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.
Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these mortgage loans or pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.
Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.
Asset-Backed Securities. These securities are interests in individual assets or pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to pre-payment risk.
Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.
To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the asset or pool of assets may agree to ensure the receipt of payments on the underlying asset or pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than

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that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment expense on the underlying assets.
The Fund will only invest in asset-backed securities that are guaranteed by the U.S. Government, such as asset-backed securities issued pursuant to programs sponsored by the SBA and the U.S. Department of Agriculture, which represent interests in specific small business or agricultural loans, or pools of loans, respectively. Under these programs, the full faith and credit of the U.S. Government guarantees the principal and interest on the underlying loans; such guarantees being subject to Congressional appropriation that once granted, cannot be revoked.
Inflation-Indexed Bonds. The Fund may invest in U.S. Treasury inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index for Urban Consumers (“CPIU”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the CPIU, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that

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the CPIU or any inflation index will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Interest payments on such bonds may vary because the interest principal and/or interest is periodically adjusted based on the current inflation rates. If the inflation index falls, the interest payable on these securities will also fall. The U.S. Treasury guaranteed that it would pay back the par amount of such bonds where there is a drop in prices.
Short-Term Investments. To earn a return on uninvested assets, meet periodic repurchases, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.
Bank Obligations.  The Fund will only invest in a security issued by a commercial bank if the bank has total assets of at least $200 million, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.
Time Deposits.  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation.
Certificates of Deposit.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.
Bankers’ Acceptance.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).
Commercial Paper. Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P.
Zero Coupon Bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or

5

investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.
The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.
Terms to Understand Maturity. Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.
Funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the fund, with the maturity of each security weighted by the percentage of the assets of the fund it represents.
Duration. Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.
An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.
Factors Affecting the Value of Debt Securities. The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

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Interest Rates. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).
Prepayment Risk. Of the securities and other financial instruments in which the Fund will invest, prepayment risk affects mainly asset-backed securities, mortgage-backed securities and SBA 504 First Lien Loans. Unlike other debt securities, falling interest rates can adversely affect the value of asset-backed securities, mortgage-backed securities and SBA 504 First Lien Loans, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying asset-backed and mortgage-backed securities and SBA 504 First Lien Loans earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of asset-backed, mortgage-backed and SBA 504 First Lien Loan prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.
Extension Risk. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.
Credit Rating. Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered “risk-free.”  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable Treasury securities. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted. Securities rated BBB, while investment-grade, still possess speculative characteristics.
Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it

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more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.
Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently uses ratings compiled by Moody’s, S&P, and Fitch Ratings, Ltd. (“Fitch”). Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.
The Adviser may use ratings produced by rating agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.
Securities of Other Investment Companies. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions, when it has more uninvested cash than the Adviser believes is advisable, when there is a shortage of direct investments available, or when the Adviser believes that investment companies offer attractive values. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits the Fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined.
Floating and Variable Rate Instruments. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
Some of the demand instruments purchased by the Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

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The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.
Money Market Securities. Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described above.
Liquidity Management Practices. The Fund may periodically enter into line of credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. Lines of credit are limited to no more than 10% of the Fund’s assets as determined at the end of each calendar quarter.
In the case of a line of credit arrangement, the Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral. Typically, this is a temporary arrangement meant to meet repurchase offer requests that temporarily exceed the cash equivalents available within the Fund.
Repurchase Agreements.  The Fund may invest up to 20% of its assets in repurchase agreements with financial institutions.  A repurchase agreement typically is an agreement under which the Fund acquires a security issued by the U.S. Government or an agency thereof from a commercial bank, broker, dealer or other creditworthy counterparty, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day for U.S. Government securities).  The Fund may also accept SBA 504 First Lien Loans as collateral for the repurchase agreements entered into by the Fund.  Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased.

The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. In order for the repurchase agreement to qualify as collateralized fully, the collateral must consist solely of cash items, government securities, securities that are rated in the highest rating category by at least two NRSROs (or one NRSRO, if that is the only such NRSRO which has issued a rating on the security) or unrated securities which the Adviser deems to be of comparable quality. However, the Fund may accept SBA 504 First Lien Loans as collateral, and if such collateral does not meet the above criteria, the repurchase agreement will not be considered collateralized fully for purposes of Rule 5b-3. If the Fund’s repurchase agreements which are secured by SBA 504 First Lien Loans are not collateralized fully under Rule 5b-3, the repurchase agreement is considered a separate security issued by the selling institution to the Fund. Accordingly, the Fund must include repurchase agreements that are not collateralized fully under Rule 5b-3 in its calculations of securities issued by the selling institution held by the Fund for purposes of various diversification and concentration requirements applicable to the Fund. In particular, to the extent a selling institution is a “securities related business” for purposes of Section 12(d) (3) of the 1940 Act and Rule 12d3-1 thereunder, the Fund would not be permitted to hold more than 5% of its total

9

assets in securities issued by the selling institution, including repurchase agreements that are not collateralized fully under Rule 5b-3.
The Fund follows certain procedures designed to minimize the risks inherent in repurchase agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions or other counterparties whose condition will be continually monitored by the Adviser. Repurchase agreements involve risks that the seller cannot pay the repurchase price (e.g., in the event of a default or insolvency of the seller) and risks that the net liquidation value of the collateral is less than the amount needed to repay the repurchase price. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102%  of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with financial institutions for the specific purpose of providing liquidity to the Fund. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it is expected to be advantageous to the Fund, in the discretion of the Adviser. The Fund will establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The Fund may invest up to 20% of its total assets in reverse repurchase agreements.
Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). See “Determination of Net Asset Value,” below, for more information.

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When-Issued, Delayed–Delivery and Forward Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.
The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments. The Fund’s liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. Under normal circumstances, however, the Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.
Borrowing Risk. Under the 1940 Act, a fund is permitted to borrow an amount up to 33 1/3% of its total assets. However, borrowing is not a principal part of the Fund’s investment strategies, and the Fund is not generally expected to borrow more than 10% of its total assets. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
INVESTMENT LIMITATIONS
Fundamental Policies. The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.
The Fund may not:

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1.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
With the exception of the hospitality industry, concentrate investments in any one industry, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Fund has adopted the following fundamental investment policies relating to periodic repurchase offers:
1.
The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended or interpreted from time to time. Currently, Rule 23c-3 requires repurchase offer amounts to be not less than 5% and not more than 25% of the common stock outstanding on the repurchase request deadline.

2.	The periodic intervals between repurchase request deadlines will be 12 months.

3.
Each repurchase request deadline will be determined in accordance with Rule 23c-3. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the repurchase offer.

4.
Each repurchase pricing date will be determined in accordance with Rule 23c-3. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

Non-Fundamental Policies. The following limitation is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.
1.	Under normal circumstances, the Fund will invest at least 80% of its total assets in SBA 504 First Lien Loans, including repurchase agreements collateralized by such securities.

In addition, the investment objectives of the Fund are non-fundamental policies that may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

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Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). The Fund’s ability to pledge, mortgage or hypothecate its assets is limited to 10% of its total assets.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
Under Section 18(a) of the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets less all liabilities and indebtedness of the Fund other than senior securities).
Lending. The 1940 Act does not prohibit a fund from making loans. The Fund may make loans to corporations or other business entities, acquire SBA 504 First Lien Loans through assignments, participations, originations and co-originations. The Fund also may acquire securities subject to repurchase agreements.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
Real Estate. The Fund will not purchase or sell real estate, except that the Fund may purchase and sell instruments secured by real estate or interests in real estate and securities issued by companies which own or invest in real estate (including REITs). The Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.
Commodities. The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies that own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s net assets in an industry, with certain exceptions. Securities of the U.S. Government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries.

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THE ADVISER
General. Pennant Management, Inc., a Wisconsin corporation with its principal offices located at 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224, is an SEC-registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is wholly owned by U.S. Fiduciary Services, Inc., an Illinois corporation. U. S. Fiduciary Services, Inc. is a 100% employee-owned company. U.S. Fiduciary Services, Inc. also owns all of the capital stock of two trust companies: Salem Trust Company, a Florida trust company, and GreatBanc Trust Company, an Illinois trust company. The Adviser manages money under a sub-advisory agreement for each of these trust companies. The Adviser manages the investment portfolios of the USFS Funds Trust, a registered, open-end investment company; insurance companies; community banks; healthcare organizations; governmental units and other personal and employee benefit trusts and entities.
Advisory Agreement with the Fund. The Fund and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of misfeasance or negligence generally in the performance of its duties thereunder or its negligent disregard of its obligation and duties under this Advisory Agreement.
After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Fund, the Board or a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.
Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 2.00% of the average net assets of the Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse the expenses of the Fund to ensure that total annual Fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 2.50% of the average net assets of the Fund. The Adviser is permitted to be reimbursed for fee waivers and/or expense payments for the Fund made in the prior three fiscal years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver. The Board of Trustees will review any such reimbursement. This agreement is in effect through at least December 31, 2015, and may be terminated only by, or with the consent of, the Board of Trustees.
THE PORTFOLIO MANAGERS
This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.
As stated in the Fund’s Prospectus, Mark A. Elste, Jordan M. Blanchard and Robert O. Judge serve as the portfolio managers of the Fund. The portfolio managers are jointly and primarily responsible for the day-

14

to-day management of the Fund’s portfolio. Mr. Blanchard and Mr. Judge are independent contractors of the Adviser.

Compensation. Mr. Elste is compensated by the Adviser’s parent company, U.S. Fiduciary Services, Inc., with a fixed salary plus a bonus based on the profitability of the parent company. Mr. Blanchard and Mr. Judge are compensated by GLS with a fixed salary plus a bonus based upon the performance of GLS and do not receive compensation from the Adviser or the Fund.
Fund Shares Owned by Portfolio Managers. No ownership information is provided because the Fund was not offered for sale prior to the date of this SAI.
Other Accounts. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of [●], 2013.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Mark A. Elste	[●]	$[●]	[●]	$[●]	[●]	$[●]
Jordan Blanchard	[●]	$[●]	[●]	$[●]	[●]	$[●]
Robert Judge	[●]	$[●]	[●]	$[●]	[●]	$[●]

Conflicts of Interests. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
THE ADMINISTRATOR
UMB Fund Services, Inc. (“UMBFS”) with its principal business office located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as the Fund’s administrator (the “Administrator”).
The Fund and the Administrator have entered into an administration agreement (the “Administration Agreement”), under which the Administrator provides the Fund with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.
The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross

15

negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.
Administration Fees Paid to the Administrator.  For its services under the Administration Agreement, the Fund pays the Administrator a fee based on the Fund’s assets under management, subject to a minimum annual fee of $35,000. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
THE DISTRIBUTOR
General. The Fund and Sandler O’Neill & Partners, L.P. (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund’s shares. The principal business address of the Distributor is 1251 Avenue of the Americas, 6th Floor, New York, New York 10020. The offering of the Fund’s shares is continuous on a monthly basis and the Distributor distributes the Fund’s shares on a best efforts basis.
The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, by a majority of the outstanding shares of the Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
PAYMENTS TO FINANCIAL INTERMEDIARIES
The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.
These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee, bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

16

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentations at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.
THE TRANSFER AGENT
UMBFS, with its principal business office located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Fund.
THE CUSTODIAN AND ESCROW AGENT
UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 (the “Custodian”), serves as the custodian and escrow agent for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[●], with its principal business office located at [●], serves as the independent registered public accounting firm for the Fund.
FINANCIAL STATEMENTS
Auditor financial statements will be provided by pre-effective amendment.
LEGAL COUNSEL
Godfrey & Kahn, S.C., with its principal business office located at 780 North Water Street, Milwaukee, Wisconsin 53202, serves as legal counsel to the Fund. Whyte Hirschboeck Dudek S.C., with its principal office located at 555 East Wells Street, Suite 1900, Milwaukee, Wisconsin 53202-3819, serves as legal counsel to the Fund’s Independent Trustees (defined below).
TRUSTEES AND OFFICERS OF THE FUND
Board Responsibilities. The management and affairs of the Fund are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Fund.
The day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks,

17

i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.
The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer (the “Chief Compliance Officer”), as well as personnel of the Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, following an initial two-year term, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules.
The Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Fund’s Valuation Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

18

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are four members of the Board, three of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”). Mark A. Elste, an interested person of the Fund, serves as Chairman of the Board. The Fund does not have a lead Independent Trustee. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees constitute three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Fund, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
The Board has three standing committees: the Audit Committee, the Nominating Committee and the Valuation Committee. The Audit Committee and Nominating Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees.
In his role as Chairman, Mr. Elste, among other things: presides over board meetings; oversees the development of agendas for Board meetings; facilitates communication between the Trustees and management; and has such other responsibilities as the Board determines from time to time.
Trustees and Officers of the Fund. Set forth below are the names, dates of birth, position with the Fund, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Fund. Unless otherwise noted, the business address of each Trustee or officer is c/o The Pennant 504 Fund, 11270 W. Park Place, Suite 1025, Milwaukee, Wisconsin 53224.
Name and Year of Birth	Position with Trust and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex2 Overseen By Trustee	Other Directorships Held in the Past 5 Years
Interested Trustee1
Mark A. Elste, CFA Born: 1954	Chairman of the Board of Trustees, Interested Trustee, President and Principal Executive Officer (since 2013)	Chief Executive Officer, Pennant Management, Inc. (since 1992); Senior Vice President and Chief Operating Officer, U.S. Fiduciary Services, Inc. (financial services holding company) (since 2004)	3	CIB Marine Bancshares, Inc. (bank holding company) (since 2011)

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Name and Year of Birth	Position with Trust and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex2 Overseen By Trustee	Other Directorships Held in the Past 5 Years
Independent Trustees
J. Clay Singleton, Ph.D., CFA Born: 1947	Trustee (since 2013)	Professor of Finance, Crummer Graduate School of Business, Rollins College (since 2002); Consultant, Director of Indexes, PCE Investment Bankers (2005 to 2011)	3	None
Cornelius J. Lavelle Born: 1944	Trustee (since 2013)	Retired; Director-Institutional Equities, Citigroup Global Markets Inc. (multinational financial services firm) (1997 to 2009)	3	None
George Stelljes, III Born: 1961	Trustee (since 2013)	Retired; President, Chief Investment Officer and Director of the Gladstone Companies (family of public and private investment funds) (2002 to 2013)	1
Director, Gladstone Capital Corporation (business development company) (resigned 2013); Director, Gladstone Commercial Corporation (real estate investment trust) (resigned 2013); Director, Gladstone Investment Corporation (business development company (resigned 2013); Director, Gladstone Land Corporation (real estate investment company) (resigned 2012)

Other Officers
Scott M. Conger Born: 1968	Secretary, Chief Compliance Officer and AML Compliance Officer
Senior Vice President and Chief Compliance Officer, Pennant Management, Inc. (since 2011); Director, Treasury Analysis, Stone Pillar Advisors, Ltd. (financial services) (2010 to 2011); Vice President, Amcore Bank, N.A. (2006 to 2010)
			N/A	N/A

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Name and Year of Birth	Position with Trust and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex2 Overseen By Trustee	Other Directorships Held in the Past 5 Years
Walter J. Yurkanin Born: 1965	Treasurer and Principal Financial Officer	Senior Vice President and General Counsel, U.S. Fiduciary Services, Inc. (since 2012); General Counsel and Compliance Officer, Breakwater Trading, LLC (financial services) (2006 to 2012).	N/A	N/A

1	Mr. Elste is deemed to be an “interested person” of the Fund as that term is defined in the 1940 Act by virtue of his positions with the Adviser.
2
The Fund Complex includes the USFS Funds Trust, which is advised by Pennant Management, Inc. and has two funds:  the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund.

Individual Trustee Qualifications. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.
Mark A. Elste, CFA. Mr. Elste has served as a Trustee of the Fund since its inception in 2013. He also serves as a trustee of the USFS Funds Trust, an open-end investment company with two mutual fund portfolios. Mr. Elste has more than 35 years of experience in the financial services industry. He has been the Chief Executive Officer of Pennant since 1992 and has served as Senior Executive Vice President and Chief Operating Officer of Pennant’s parent company, U.S. Fiduciary Services, Inc., since 2003. Prior to joining Pennant, Mr. Elste was Senior Vice President and Chief Investment Officer of Bank One Wisconsin Trust Company and Banc One Investment Advisors. Mr. Elste has held the Chartered Financial Analyst® designation since 1984. Through his experience as a trustee of the USFS Funds Trust, his employment and investment management experience and his experience as a CFA charterholder, Mr. Elste is knowledgeable about financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.
J. Clay Singleton, Ph.D., CFA. Dr. Singleton has served as a Trustee of the Fund since its inception in 2013. He also serves as a trustee of the USFS Funds Trust, an open-end investment company with two mutual fund portfolios. Dr. Singleton has more than 35 years of experience as a professor of investments and a financial researcher. He currently serves as the George and Harriet Cornell professor of finance at the Crummer Graduate School of Business at Rollins College, where he has been on the faculty since 2002. While on the Crummer faculty, Dr. Singleton also served in a consulting role for PCE Investment Bankers as Director of Indexes from 2005 to 2011, where he oversaw operations for the PCE Indexes, which he helped create. Prior to joining the Crummer faculty, Dr. Singleton was Vice President and

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Chief Compliance Officer of Ibbotson Associates (now a division of Morningstar), where he was responsible for the firm’s consulting, training, and research activities regarding the design of asset allocation strategies. Dr. Singleton was previously the Dean of the College of Business Administration at the University of North Texas and taught on the faculty of the University of Nebraska-Lincoln for more than ten years. He also previously served as Senior Vice President for Curriculum and Examinations at the CFA Institute. Dr. Singleton holds a Ph.D. in business and has held the Chartered Financial Analyst® designation since 1985. Through his experience as a trustee of the USFS Funds Trust, his employment experience and his experience as a CFA charterholder, Dr. Singleton is experienced with financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.
Cornelius J. Lavelle. Mr. Lavelle has served as a Trustee of the Fund since its inception in 2013. He also serves as a trustee of the USFS Funds Trust, an open-end investment company with two mutual fund portfolios. Prior to retiring in 2009, Mr. Lavelle was a part of the institutional research division of Citigroup, Inc. and several of its predecessor entities for over 40 years, including serving as Director of Institutional Equities for Citigroup Global Markets Inc. from 1997 to 2009. Through his experience as a trustee of the USFS Funds Trust and his employment experience, Mr. Lavelle is knowledgeable about financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.
George Stelljes, III.  Mr. Stelljes has served as a Trustee of the Fund since its inception in 2013. Mr. Stelljes is the former President, Chief Investment Officer, and a Director of The Gladstone Companies (“Gladstone”), leaders in private equity, debt, and real estate financing for companies in the lower end of the middle market. Gladstone is a family of public and private investment funds with over $1.3 billion under management as of [●]. Mr. Stelljes has extensive experience in making debt and equity investments in small and medium sized companies across the United States. At Gladstone, Mr. Stelljes was responsible for operational activities, directing marketing strategy, deal flow generation, and underwriting. Prior to joining Gladstone, Mr. Stelljes was a General Partner of Camden Partners and Cahill, Warnock & Company, later stage private equity funds, where he directed investments in communications and business services. Previously, Mr. Stelljes served as a Managing Director and Partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology, where he held initial responsibility for the raising the firm’s first institutional fund. From 1989 to 1997, Mr. Stelljes held various positions including Executive Vice President and Principal with Allied Capital Corporation and its affiliates. The Allied companies were the largest group of publicly-traded mezzanine debt funds and were managers of two private venture capital limited partnerships. At Allied Capital Corporation he served on the firm’s investment committee, chaired its trouble assets committee, and managed two of its private funds. Mr. Stelljes also served as Executive Vice President of Business Mortgage Investors, a private mortgage REIT managed by Allied Capital Corporation. Mr. Stelljes currently serves as a General Partner and Investment Committee Member of Patriot Capital, a private equity and mezzanine fund, is a Board Member of Intrepid Capital, a money management and mutual fund manager, and is a former Advisory Board Member of Fed Cap Partners, a private equity fund focused on investments in government contractors. He is a former board member and regional president of the National Association of Small Business Investment Companies (NASBIC). Mr. Stelljes received a BA in Economics from Vanderbilt University and an MBA from the University of Virginia. He is a Board Member of Horton’s Kids, a group focused on needy children in the Washington, DC area and a member of Capital for Children, a charity comprised of private equity individuals focused on at risk youths. Through his employment and investment management experience, Mr. Stelljes is knowledgeable about financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

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In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.
CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.
Board Committees. The Board has established the following standing committees:
•
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Fund. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund’s Administrator that are material to the Fund as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Fund’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Fund’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters.

•
Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Fund. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary.

•
Valuation Committee. The Board has a standing Valuation Committee that is composed of members of the Adviser, as appointed by the Board. The Valuation Committee operates under procedures approved by the Board. The principal responsibility of the Valuation Committee is to determine the fair value of securities for which current market quotations are not readily available. The Valuation Committee meets at least weekly to consider the fair value to be assigned to each SBA 504 First Lien Loan within the Fund’s portfolio. The Valuation Committee reports the fair value of each SBA 504 First Lien Loan to the Fund’s Administrator, the Independent Trustees and their counsel and the Fund’s valuation consultant. The Adviser has engaged an independent registered public accounting firm to act as a valuation consultant to review the Valuation Committee’s fair value determinations and the Fund’s valuation methodology. The valuation consultant is compensated by the Adviser, not the Fund, for

23

providing these services. The Valuation Committee’s determinations are reviewed by the Board quarterly. In addition, the valuation consultant may meet with the Independent Trustees, their counsel and/or the Fund’s independent auditor in order to independently provide guidance to the Board. These meetings may occur in executive session of the Board in which only the valuation consultant and the Independent Trustees and their counsel will participate or as part of a meeting of the entire Board.
Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
Name	Dollar Range of Fund Shares Owned in The Pennant 504 Fund1	Aggregate Dollar Range of Shares Owned in Fund Complex2
Interested Trustee
Mark A. Elste	None	over $100,000
Independent Trustees
J. Clay Singleton	None	None
Cornelius J. Lavelle	None	None
George Stelljes, III	None	None

1	Valuation date is [●], 2013.
2
The Fund Complex includes the USFS Funds Trust, which is advised by Pennant Management, Inc. and has two funds:  the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund.

Furthermore, as of the date of this SAI, neither the Independent Trustees, nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor or any of their affiliates. During the past two years ended December 31, 2012, neither the Independent Trustees, nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, (i) in the Adviser, the Distributor or any of their affiliates, or (ii) in any transaction or relationship in which any such entity, the Fund, any officer of the Fund, or any of their affiliates was a party.
Board Compensation. For their service as Trustees, each Independent Trustee receives from the Fund a retainer fee of $10,000 per year and $1,500 per Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The Chairman of the Audit Committee receives an additional retainer of $4,000 per year. Interested Trustees do not receive any compensation for their service as Trustees. No officer, director or employee of the Adviser receives any compensation from the Fund for acting as a Trustee or officer of the Fund. The Fund does not offer any pension or retirement benefits to Trustees. The following table shows the estimated compensation to be earned by each Trustee for the Fund’s fiscal year ending June 30, 2014.
Name	Estimated Aggregate Compensation from the Fund	Estimated Total Compensation from the Fund and Fund Complex1
Interested Trustee
Mark A. Elste	$0	$0
Independent Trustees
J. Clay Singleton	$[●]	$[●]
Cornelius J. Lavelle	$[●]	$[●]
George Stelljes, III2	$[●]	$[●]

1	The Fund Complex includes The Pennant 504 Fund and the USFS Funds Trust.
2	Mr. Stelljes serves as an Independent Trustee of The Pennant 504 Fund. He does not serve as an Independent Trustee of USFS Funds Trust.

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PURCHASING SHARES
Shares are being offered during an initial offering period that is expected to terminate on or about [●], 2013 or such earlier or later date as the Adviser may determine in its discretion. Shares will be offered during the initial offering period at the offering price, which is $10.00 per share plus a sales charge (a “Sales Charge”) of up to 2.00%. After the initial offering, shares are expected to be offered on a continuous monthly basis at NAV per share plus a Sales Charge and may be purchased on the last business day of any month, provided the New York Stock Exchange (“NYSE”) is open for business, or at such other times as the Fund may determine. Currently, the Fund is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. During any continuous offering, shares may be purchased through the Distributor. Any continuous offering, if commenced, may be discontinued at any time. The Fund will have the sole right to accept orders to purchase shares and reserves the right to reject any order in whole or in part.
The Fund requires a minimum initial investment and minimum subsequent investments of $10,000. The Adviser may waive these minimum investment requirements in its sole discretion. The Adviser may accept investments in the Fund on such other terms as it authorizes from time to time and may reject applications for shares for any or no reason, in its sole discretion.
Each prospective investor must submit a completed application and payment in U.S. funds before the close of regular trading on the NYSE in order for shares to be bought at that day’s NAV.
Shareholders will not have the right to redeem their shares. However, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.
The Adviser anticipates closing the Fund to new investors when the Fund’s total assets exceed $500 million.
DETERMINATION OF NET ASSET VALUE
General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, assets for which market quotations are readily available are valued at current market value, and all other assets are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Fund relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.
Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or

25

determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.
Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed by the Administrator.
Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820 (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier fair value hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are based on the best information available in the circumstances.
Fair value inputs are summarized in the three broad levels listed below:
Level 1 - Quoted prices in active markets for identical assets.
Level 2 - Other significant observable inputs (including quoted prices for similar assets, with similar interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Generally, the types of assets included in Level 3 of a fund are assets that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the Fund’s investments in SBA 504 First Lien Loans.
The fair value levels are not necessarily an indication of the risk associated with investing in these investments.
Valuation Methodologies for Fair Value Measurements Categorized Within Levels 2 and 3
U.S. Government and Mortgage-Backed Securities. U.S. government and mortgage-backed securities are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions.
SBA 504 First Lien Loans. SBA 504 First Lien Loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). This pricing methodology takes into

26

account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the Borrower’s creditworthiness, the debt service coverage ratio, lien position, delinquency status, frequency of previous late payments and the projected rate of prepayments. Newly purchased loans are fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. Valuations of SBA 504 First Lien Loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of SBA 504 First Lien Loans can only be determined in negotiations between the Fund and third parties. The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for loans include yield spreads and debt service coverage ratios. Significant increases (decreases) in yield spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.
If the Adviser or the Board concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow methodology, a fair value determination may be made by the Valuation Committee as described below.
Quantitative Information About Level 3 Fair Value Measurements
Valuation Process for Fair Value Measurements Categorized within Level 3.  The Board has adopted policies and procedures for the valuation of the Fund’s investments (the “valuation procedures”). The Board has authorized the Valuation Committee to make fair value determinations in accordance with the valuation procedures. The Valuation Committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the asset; (ii) whether any dealer quotations for the asset are available; (iii) possible valuation methodologies that could be used to determine the fair value of the asset; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the asset; (v) whether the same or similar assets are held by other funds managed by the Adviser or other funds and the method used to price the asset in those funds; (vi) the extent to which the fair value to be determined for the asset will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the asset.
The Board of Trustees meets at least quarterly to consider the valuations provided by the Valuation Committee and ratify valuations for the applicable assets. The Board of Trustees considers the reports provided by the Valuation Committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio assets.
TAXES
The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s prospectus is not intended as a substitute for careful tax planning. The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their foreign and state and local tax liabilities.

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Qualification as a Regulated Investment Company. The Fund intends to qualify and elect to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the Fund’s qualification as a RIC if it determines such course of action to be beneficial to the Fund’s shareholders.
To qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”); (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. Although the Fund intends to distribute substantially all of its investment company taxable income and net capital gain for any taxable year, the Fund will be subject to federal income taxation to the extent such income or gains are not distributed.
For purposes of satisfying the asset diversification test described above, it may be difficult for the Fund in all cases to identify the “issuer” of a particular Fund investment. There is a risk that the IRS could make an adverse determination with respect to identifying the issuer of Fund investments. Such an adverse determination could adversely affect the Fund’s ability to meet the diversification test described above and could therefore jeopardize the Fund’s status as a RIC.
Certain securities in which the Fund may invest may not produce qualifying income for purposes of the 90% Test (as described above) which must be met for the Fund to maintain its status as a RIC. The Fund intends to monitor its investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments, which could cause the Fund to inadvertently fail to qualify as a RIC.
If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to the Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

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Federal Excise Tax. If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of capital gains over capital losses without regard to holding periods) for the one-year period ending October 31 of that calendar year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.
Capital Loss Carryovers. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Realized capital losses may be carried forward indefinitely until used, subject to limitations if the Fund undergoes a change in ownership as defined.
Distributions to Shareholders. The Fund may realize capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of investment company taxable income, which includes interest, dividends, and net short-term capital gain, will be taxable to non-corporate shareholders as ordinary income. Distributions of net capital gain will be taxable to non-corporate shareholders as long-term capital gain regardless of how long such shareholder held its shares.
For non-corporate shareholders, certain distributions of investment company taxable income from the Fund may qualify as qualified dividend income. Qualified dividend income distributed to a non-corporate shareholder is taxable at lower long-term capital gains rates if the shareholder satisfies certain holding period requirements. A distribution of investment company taxable income from the Fund generally qualifies for such treatment to the extent it is attributable to and reported as qualified dividend income, and provided that certain holding period requirements are met by the shareholder. Long-term capital gains and qualified dividend income are currently taxable to non-corporate shareholders at a maximum rate of 20% (lower rates apply to taxpayers in lower tax brackets).
The Fund will report to you the amount of distributions of investment company taxable income, qualified dividend income and net capital gain, if any, at the time they are paid and will report to you their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as investment company taxable income, qualified dividend income or net capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in its Fund shares and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are repurchased by the Fund.
In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of a taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In

29

addition, any capital gain realized by a shareholder upon a repurchase of Fund shares is includable in the shareholder’s investment income for purposes of this Medicare tax.
The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, or long-term or short-term capital gain, and could accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.
With respect to investments in STRIPS and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its investment company taxable income to its shareholders, the Fund may have to sell its portfolio securities to generate sufficient cash to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities, and which may result in taxable gain or loss.
The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to certain Fund shareholders cost basis information for Fund shares that are repurchased by the Fund. In addition to reporting the gross proceeds from the repurchase of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. These cost basis reporting requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. For each repurchase of Fund shares, the Fund will permit shareholders to elect from among several IRS-approved cost basis methods. In the absence of an election, the Fund will use the average cost method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the Fund’s default cost basis method) for each repurchase of Fund shares may not be changed after the settlement date of each such repurchase of Fund shares. Fund shareholders should consult with their tax advisors to determine which IRS-approved cost basis method is appropriate for their tax situation and to obtain more information about how cost basis reporting applies to them.
Repurchases of Fund Shares. Shareholders whose shares are repurchased by the Fund may realize a capital gain or loss on the repurchase. For federal income tax purposes, a repurchase generally should be treated as a sale if, after the repurchase, the shareholder does not own any Fund shares and is not deemed to indirectly own any Fund shares under the attribution rules in Section 318 of the Code. Alternatively, if a shareholder’s ownership interest in the Fund (taking into account attribution rules) is reduced by at least 20% following a repurchase, the repurchase generally should be treated as a sale. If the foregoing tests are not met, there is a risk that the proceeds from a repurchase could be taxable as a dividend to such shareholder. Furthermore, there is a risk that shareholders who do not participate in a repurchase could be treated as receiving a constructive dividend as a result of their proportionate increase in their ownership of the Fund resulting from the repurchase of other shareholders’ shares.
If a repurchase of Fund shares is treated as a sale, the amount of the capital gain or loss and the applicable tax rate will depend generally upon the amount paid for the shares, the amount received from the repurchase, and the length of time that the shares were held by the shareholder. Gain or loss realized upon a repurchase will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and as short-term capital gain or loss if the shares have been held for one year or less. Any loss arising from the repurchase of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be

30

received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Different rules generally apply to shareholders who do not hold their Fund shares as a capital asset. If a shareholder purchases Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after any Fund shares are repurchased at a loss, all or part of such loss will not be deductible and will instead increase the basis of the new shares.
Backup Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, backup withholding on any distributions paid to a shareholder who (1) has failed to provide a correct Social Security number or taxpayer identification number, (2) is subject to backup withholding by the IRS, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.
Withholding Under the Foreign Account Tax Compliance Act. Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a repurchase of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. You are urged to consult your tax advisor regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject to avoid this withholding tax.
There may be other federal, state, local or foreign tax considerations applicable to prospective shareholders. Please consult your tax advisor regarding an investment in the Fund.
FUND TRANSACTIONS
Brokerage Transactions. The Fund will purchase SBA 504 First Lien Loans from Financial Institutions and Non-bank Lenders.
Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of

31

the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.
Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.
Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.
To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.
In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority, Inc. (“FINRA”)

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has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
Securities of “Regular Broker-Dealers.”  The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal period.
Portfolio Turnover Rate. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. While the annual portfolio turnover rate is not expected to exceed 100% in normal circumstances, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.
PORTFOLIO HOLDINGS
The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, Distributor or any affiliated person of the Fund, the Adviser, or the Distributor, on the other. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.
Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30 and December 31).  The Fund will disclose a complete schedule of investments in each semi-annual report and annual report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q.  Semi-annual and annual reports are distributed to Fund shareholders.  Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

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The Fund’s policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipient of the Fund’s portfolio holdings information. The Fund will review a third party’s request for portfolio holdings information to ensure that the third party has legitimate business objectives for requesting such information.

The Adviser currently does not have any arrangements to provide Fund portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Fund’s top ten holdings) to third parties prior to the date on which portfolio holdings information is posted on the SEC’s website.
In addition, the Fund’s service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund.  In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Fund, these arrangements impose obligations on the Fund’s service providers that would prohibit them from disclosing or trading on the Fund’s non-public information.  Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM
The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Scott M. Conger has been designated as the Anti-Money Laundering Officer of the Fund.
Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Fund, each of which represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional classes of shares. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

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SHAREHOLDER LIABILITY
The Fund is a Delaware statutory trust. The Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard for the duties involved in the conduct of his or her office and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
PROXY VOTING
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.
The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available on Form N-PX: (i) without charge, upon request, by calling 1-855-386-3504 and (ii) on the SEC’s website at http://www.sec.gov.
CODES OF ETHICS
The Board, on behalf of the Fund, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, directors, officers, and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Access Persons are prohibited from engaging in personal securities transactions in securities that are held by the Fund. In addition, all Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
Information regarding control persons and principal shareholders of the Fund is not provided because the Fund was not offered for sale until the date of this SAI. As of the date of this SAI, the current Trustees and officers of the Fund did not own any shares of the Fund.
Any person who beneficially owns 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

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APPENDIX A- PROXY VOTING POLICIES AND PROCEDURES
Pennant Management, Inc.
Proxy Voting
Policy. When Pennant Management, Inc. has discretion to vote the proxies of its clients, as a matter of policy and as a fiduciary to our clients, Pennant Management is responsible for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
As a general rule, Pennant Management does not vote proxy ballots. As such, custodial agents are directed to send such data directly to clients.
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Company has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.
I.	INVESTMENT COMMITTEE
1.
The Investment Committee, which is the committee consisting of all the Portfolio Managers, is designated as the Company’s policy-making body with respect to proxy voting. In this capacity, the Investment Committee will be aided by the Heads of the Administration Group, the Operations Group and the General Counsel, with whom the Investment Committee may consult as and when needed.

2.	The Investment Committee may delegate decisions with respect to specific proxy issues to one of the Portfolio Managers who is most familiar with the issuer and its business.

3.
The Investment Committee may designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues designated by the Investment Committee for further review.

4.
The Investment Committee will designate the staff responsible for monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely.

5.	The Investment Committee shall determine, on a case-by-case basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

Notwithstanding the foregoing, the Company may retain a service provider to administer this policy. Copies of the proxy materials received and a record reflecting how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to the Company promptly upon request.

II.	PROXY VOTING PROCEDURES
All proxies received by the Company will be sent to the Investment Committee. The Investment Committee will:
1.	Keep a record of each proxy received.

2.	Determine which accounts managed by the Company hold the security to which the proxy relates.

3.
Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Company must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

4.
Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Company applies to the Non-Routine Items and Conflict of Interest Items.

Conflicts of Interest
a.
If the Company has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client’s account, the Company shall disclose to the client in writing the substance of the Company’s interest in the issue and shall seek from the client written direction on how such issue is to be voted.

b.
If the Company does not receive written direction from a client on how to vote on an issue on which the Company has a direct or indirect interest, the Company may resolve the conflict by voting client securities based upon the recommendations of the issuer’s management.

c.
This existence of an issue on which the Company has a direct or indirect issue shall not prevent the Company from voting on other issues on the same proxy on which the Company does not have a conflict of interest.

5.
Vote a Routine Item (with no corporate governance implications) according to the Company’s specific policy and, if applicable, vote the Non-Routine Item or Conflict of Interest Item according to the Company’s specific policy. The Investment Committee should vote these proxies by completing them and submitting them in a timely and appropriate manner.

6.	If no specific policy applies to a Non-Routine Item or Conflict of Interest Item, follow the general policy for voting of Non-Routine Items and Conflict of Interest Items.

7.
The Company may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Investment Committee shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.	PROXY VOTING POLICIES
In the absence of specific voting guidelines from a client, the Company will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Company believes that voting proxies in accordance with the following policies is in the best interests of its clients.

1.	Specific Voting Policies

A.	Routine

•	The Company will generally vote FOR the election of directors (where no corporate governance issues are implicated).

•	The Company will generally vote FOR the selection of independent auditors.

•	The Company will generally vote FOR increases in or reclassification of common stock.

•	The Company will generally vote FOR management recommendations adding or amending indemnification provisions in charter or by-laws.

•	The Company will generally vote FOR changes in the board of directors.

•	The Company will generally vote FOR outside director compensation.

B.	Non-Routine and Conflict of Interest Items:

•	The Company will generally vote FOR management proposals for merger or reorganization if the transaction appears to offer fair value.

•	The Company will generally vote FOR measures intended to increase long-term stock ownership by executives.

•	The Company will generally vote AGAINST shareholder resolutions that consider non-financial impacts of mergers.

•	The Company will generally vote AGAINST anti-greenmail provisions.

•	The Company will generally vote AGAINST proposals to lower barriers to shareholder action.

•	The Company will generally vote AGAINST proposals to impose super-majority requirements.

2.	General Voting Policy.

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Investment Committee will engage the appropriate parties to determine how the proxies should be voted.
IV.	DISCLOSURE
1.
The Company will disclose in its Form ADV Part 2A that clients may contact the Chief Compliance Officer in order to obtain information on how the Company voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Investment Committee will prepare a written response that lists with respect to each voted proxy relating to the inquiry, (1) the name of the issuer; (2) the proposal voted upon; and (3) how the Company voted that client’s proxy.

2.	A concise summary of these Proxy Voting Procedures and Policies will be included in the Company’s Form ADV Part 2A, and will be updated whenever these procedures and policies are updated.

V.	RECORDKEEPING
The Company will maintain files relating to the Company’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Company. Records of the following will be included in the files:
1.	Copies of the proxy voting procedures and policies, and any amendments thereto.

2.
A copy of each proxy statement that the Company receives, provided however that the Company may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

3.	A record of each vote that Company casts.

4.	A copy of any document Company created that was material to making a decision how to vote proxies, or that memorializes that decision.

5.
A copy of each written client request for information on how the Company voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Company voted its proxies.

Background. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Responsibility. The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
Procedure. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Company has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

THE PENNANT 504 FUND

PART C

OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements – to be filed by amendment.

(2)	Exhibits

(a)(i)	Certificate of Trust dated July 29, 2013(1)

(a)(ii)	Agreement and Declaration of Trust dated July 24, 2013(1)

(b)	Bylaws dated July 24, 2013(1)

(c)	Voting Trust Agreement – not applicable.

(d)	Instruments Defining Rights of Shareholders – none other than the Declaration of Trust and By-laws.

(e)	Distribution Reinvestment Plan – to be filed by amendment.

(f)	Not applicable.

(g)	Investment Advisory Agreement – to be filed by amendment.

(h)(i)	Distribution Agreement – to be filed by amendment.

(h)(ii)	Form of Selling Group Agreement – to be filed by amendment.

(i)	Bonus or Profit Sharing – not applicable.

(j)	Custody Agreement – to be filed by amendment.

(k)	Other Material Contracts:

(i)	Administration, Fund Accounting and Transfer Agent Agreement – to be filed by amendment.
(ii)	Escrow Agreement – to be filed by amendment.
(iii)	Operating Expenses Limitation Agreement – to be filed by amendment.
(iv)	Power of Attorney(2)

(l)	Opinion and Consent of Godfrey & Kahn, S.C. – to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(o)	Omitted Financial Statements – not applicable.

(p)	Initial Subscription Agreement – to be filed by amendment.

(q)	Not applicable

(r)	Code of Ethics:

(i)	Registrant Code of Ethics(2)
(ii)	Adviser Code of Ethics(2)
(iii)	Distributor Code of Ethics – to be filed by amendment.

(1)	Incorporated by reference to Registrant's Registration Statement on Form N-2 (1933 Act File No. 333-190432) as filed with the Commission on August 7, 2013.

(2)	Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (1933 Act File No. 333-190432) as filed with the Commission on October 4, 2013.

Item 26.  Marketing Arrangements.

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated by reference.

Item 27.  Other Expenses of Issuance and Distribution.

SEC registration fee		$68,200
FINRA filing fee		$0
Printing and mailing expenses		$5,000
Blue sky filing fees and expenses		$23,500
Legal fees and expenses		$365,000
Accounting fees and expenses		$2,500
Transfer agent fees	$	[●]
Advertising and sales literature	$	[●]
Miscellaneous		$5,000
Total	$	[●]

Item 28.  Persons Controlled by or Under Common Control.

The information in the Statement of Additional Information “Control Persons and Principal Shareholders” and “Trustees and Officers of the Fund” is incorporated by reference.

Item 29.  Numbers of Holders of Securities.

The following table sets forth the number of record holders of the Registrant’s common stock as of November __, 2013:

Title of Class	Number of Record Holders

Common Shares of Beneficial Interest	[●]

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust and Article VI of the Registrant’s Bylaws.  Article VII, Section 2 of the Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Registrant, nor for the act or omission of any other Trustee, and, subject to the provisions of the Registrant’s Bylaws, the Registrant out of its assets may indemnify and hold harmless each and every Trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Registrant; provided that nothing therein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Registrant or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article VI, Section 2 of the Bylaws provides generally that the Registrant shall indemnify any Trustee or officer of the Registrant who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Registrant) by reason of the fact that such person is or was a Trustee or officer of the Registrant, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Registrant, that his conduct was in the Registrant’s best interests; (b) in all other cases, that his conduct was at least not opposed to the Registrant’s best interests; and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of Investment Adviser.

Pennant Management, Inc. (“Pennant”) serves as the investment adviser to The Pennant 504 Fund.  Pennant’s principal office is located at 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224.  Pennant is an SEC-registered investment adviser under the Investment Advisers Act of 1940, as amended.  Additional information about Pennant and its directors and executive officers is incorporated by reference to the Statement of Additional Information filed herewith and Part 1A of Pennant’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC.  The directors, officers and partners of Pennant have not been engaged with any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for their own account or in the capacity of director, officer, employee, partner, or trustee, except as described herein.

Name and Position with Adviser	Name of Other Company	Position with Other Company

Mark A. Elste Chief Executive Officer and Director	U.S. Fiduciary Services, Inc. GreatBanc Trust Company Salem Trust Company USF Affiliate Services, Inc. Waretech, Inc. CIB Marine Bancshares, Inc. CIBM Bank	Senior Vice President, Chief Operating Officer and Director Director Director Director Director Director Director

Scott M. Conger Senior Vice President and Chief Compliance Officer	Stone Pillar Advisors, Ltd. Amcore Bank, N.A.	Director, Treasury Analysis Vice President and Assistant Treasurer

Michael Welgat Director	U.S. Fiduciary Services, Inc. GreatBanc Trust Company Salem Trust Company USF Affiliate Services, Inc. Waretech, Inc.	Chief Executive Officer, President and Director Director Director Director Director

Todd C. Johnson Chairman of the Board	U.S. Fiduciary Services, Inc.	Vice Chairman of the Board

Scott R. Harding President, Chief Operating Officer, Treasurer and Director	N/A	N/A

Item 32.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are Located At:

Registrant’s Investment Adviser	Pennant Management, Inc. 11270 West Park Place Milwaukee, WI 53224

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, WI 53233

Registrant’s Custodian and Escrow Agent	UMB Bank, n.a. 928 Grand Boulevard Kansas City, MO 64106

Registrant’s Distributor	Sandler O’Neill & Partners, L.P. 1251 Avenue of the Americas New York, NY 10020

Registrant’s Loan Servicing Agent	Cortland Capital Market Services 225 West Washington Street 21st Floor Chicago, IL 60606

Item 33.  Management Services.

Not applicable.

Item 34.  Undertakings.

(1)	The Registrant hereby undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if:

(a)	subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement, or

(b)	the net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)	Not applicable.

(3)	Not applicable.

(4)	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)
that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)
that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C under the Securities Act of 1933; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)
that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the Registrant undertakes that in a primary offering of securities of the Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(ii)
the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the Registrant or its securities provided by or on behalf of the Registrant; and

(iii)	any other communication that is an offer in the offering made by the Registrant to the purchaser.

(5)	Not applicable.

(6)
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and the State of Wisconsin on the 7th day of November, 2013.

THE PENNANT 504 FUND
(Registrant)

By:	/s/ Walter J. Yurkanin
Walter J. Yurkanin
Treasurer, Principal Financial Officer and Principal Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 has been signed below on November 7, 2013 by the following persons in the capacities indicated.

Signature	Title

*
Mark A. Elste	President, Principal Executive Officer and Trustee

*
Cornelius J. Lavelle	Trustee

*
J. Clay Singleton	Trustee

*
George Stelljes III	Trustee

/s/ Walter J. Yurkanin
Walter J. Yurkanin	Treasurer, Principal Financial Officer and Principal Accounting Officer

* By:	/s/ Walter J. Yurkanin
Walter J. Yurkanin
Attorney in fact pursuant to Power of Attorney filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2.